As filed with the Securities and Exchange Commission on December 16, 2003

                                  Investment Company Act File No. 811- _________
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)


       [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             [ ] Amendment No. _____

                              ---------------------

                   ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)

                                 200 Park Avenue
                            New York, New York 10166
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                              ---------------------

                                c/o [__________]
                                Managing Director
                        Oppenheimer Asset Management Inc.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

                                    COPY TO:
                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022
--------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

                  PART A - INFORMATION REQUIRED IN A PROSPECTUS

     PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



          The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows.

                      -------------------------------------

                      -------------------------------------

                               ADVANTAGE ADVISERS

                             TECHNOLOGY FUND, L.L.C.


                      -------------------------------------

                             CONFIDENTIAL MEMORANDUM
                                  JANUARY 2004


                      -------------------------------------
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

                               Investment Adviser



                      -------------------------------------

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 (212) 667-4225




IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C. (THE "COMPANY") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED LIABILITY COMPANY INTERESTS ("INTERESTS") OF THE COMPANY HAVE NOT BEEN REGISTERED WITH, OR APPROVED OR DISAPPROVED BY, THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

          INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

          INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING OF INTERESTS IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

          THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE COMPANY THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

          THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT). NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF (I) THE COMPANY AND (II) ANY OF ITS TRANSACTIONS, AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

          PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE COMPANY FOR SUCH INVESTOR.

          THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

          These  securities  have been issued or sold in  reliance on  paragraph
(13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.


                                       i
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                                TABLE OF CONTENTS


SUMMARY OF TERMS...............................................................1

SUMMARY OF FUND EXPENSES......................................................14

THE COMPANY...................................................................16

USE OF PROCEEDS...............................................................16

STRUCTURE.....................................................................16

INVESTMENT PROGRAM............................................................17

TYPES OF INVESTMENTS AND RELATED RISK FACTORS.................................19

ADDITIONAL RISK FACTORS.......................................................32

PERFORMANCE INFORMATION.......................................................33

BOARD OF MANAGERS.............................................................33

THE ADVISER, OAM AND ALKEON...................................................35

VOTING........................................................................38

CONFLICTS OF INTEREST.........................................................38

BROKERAGE.....................................................................42

FEES AND EXPENSES.............................................................43

INVESTOR SERVICING ARRANGEMENTS...............................................45

CAPITAL ACCOUNTS AND ALLOCATIONS..............................................45

SUBSCRIPTION FOR INTERESTS....................................................49

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS...........................51

TAX ASPECTS...................................................................55

ERISA CONSIDERATIONS..........................................................70

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT.....72

APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT.............................A-1

APPENDIX B - PERFORMANCE INFORMATION.........................................B-1

APPENDIX C - PRIVACY POLICY..................................................C-1


                                       ii
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                                SUMMARY OF TERMS

          The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Advantage Advisers Technology Fund, L.L.C. (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

THE COMPANY                      Advantage Advisers Technology Fund, L.L.C. (the
                                 "Company")  is  a  recently   formed   Delaware
                                 limited liability company, registered under the Investment Company Act of 1940, as amended (the
                                 "1940 Act"), as a closed-end, non-diversified, management investment company. The Company is part of the Advantage Advisers family of funds.

                                 The Company is a specialized investment vehicle that may be referred to as a registered private investment fund. The Company is similar to an unregistered private investment fund in that
                                 (i) the Company's portfolio may be more actively managed than most other investment companies, (ii) limited liability company interests in the Company ("Interests") are sold in comparatively large minimum denominations in a private placement solely to high net worth individual and institutional investors, and thus are restricted as to transfer, and (iii) the capital accounts of persons who purchase Interests ("Members") are subject to both asset-based charges and performance-based allocations in connection with the Company's activities. Unlike a private investment fund but like other registered investment companies, however, the Company has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in the Company's investment program.

INVESTMENT PROGRAM               The Company's  objective is to achieve  maximum
                                 capital appreciation. It pursues this objective
                                 by   investing   in  a   portfolio   consisting
                                 primarily of equity  securities  of  technology
                                 companies and of companies which derive a major
                                 portion of their revenue directly or indirectly
                                 from   business   lines  which   benefit   from
                                 technological  events and advances.  Technology
                                 companies   include   those   companies   whose
                                 processes,   products  or   services,   in  the
                                 judgment of the investment adviser,  are or may
                                 be expected to be  significantly  benefited  by
                                 scientific  developments  in the application of
                                 technical advances in
                                 manufacturing  and  commerce.  Examples  of the
                                 types of  industries  in which the  Company may
                                 invest are: aerospace; electronics; information
                                 sciences   (including   computer  hardware  and
                                 software,    the   Internet   and    electronic
                                 commerce);     life     sciences     (including
                                 pharmacology  and  biotechnology);  networking;
                                 semiconductors;      and     telecommunications
                                 (including   equipment   makers   and   service
                                 providers).

                                 The Company focuses on technology companies that its investment adviser believes are well positioned to benefit from accelerating demand for their products. For example, the Company seeks investments in companies that can benefit from trends in various sectors of the technology market such as: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; increasingly complex media applications; and advances and innovations in industrial technologies, business services and material sciences.

                                 The Company's portfolio is expected to include long and short positions primarily in equity securities of U.S. and foreign companies. Equity securities include common and preferred stocks and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights. The Company may also invest in debt securities, swaps, swaptions, and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. Depending upon market conditions and the availability of suitable investment opportunities, the Company expects to utilize leverage by purchasing securities on margin as part of its investment program. The Company may use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments involve certain risks. (SEE "Types of Investments and Related Risk Factors.")

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                                 Although  under normal market  conditions,  the
                                 Company principally invests its assets in the securities of companies that engage in the technology sector, during periods of adverse market conditions in the technology sector or in the equity securities markets generally, the Company may temporarily invest all or any portion of its assets in equity securities of non-technology related or in high quality debt securities, including money market instruments, or hold its assets in cash. The Company may also invest in money market instruments or hold cash for liquidity purposes. (SEE "Types of
                                 Investments   and   Related   Risk   Factors  -
                                 Temporary Investments.")

                                 The Company's investment adviser, Advantage Advisers Management, L.L.C. (the "Adviser") relies primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities for the Company. The research process generally involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

                                 The Adviser has chosen Mr. Panayotis ("Takis") Sparaggis as the portfolio manager of the Company. Mr. Sparaggis is the Managing Director of Alkeon Capital Management, LLC ("Alkeon"), a non-managing member of the Adviser. Mr. Sparaggis also serves as the portfolio manager for several other investment funds that have investment programs substantially similar to that of the Company. (SEE "Summary of Terms - Adviser.")

                                 One of the primary sources of investment information on which the Adviser relies is the investment research and related analysis generated by Alkeon. Other research sources are also used.

RISK FACTORS                     The Company's investment program is speculative
                                 and entails  substantial risks. There can be no
                                 assurance   that   the   Company's   investment
                                 objective will be achieved. In particular,  the
                                 Company's  use of  leverage,  short  sales  and
                                 derivative     transactions     and     limited
                                 diversification can, in certain circumstances, result in significant losses to the Company.
                                 Additionally, because the Company

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                                 normally invests primarily in the securities of
                                 companies engaged in the technology sector, the Company's investments and its performance will be affected by risk factors particular to the technology sector, as well as general market
                                 and   economic    conditions    affecting   the
                                 securities markets generally.

                                 Investing in securities of technology companies involves substantial risks. These risks include: the fact that certain companies in the Company's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. and foreign stock markets affecting the prices of technology company securities, which may cause the Company's performance to experience substantial volatility.

                                 As a non-diversified investment company, there are no percentage limitations imposed by the 1940 Act on the portion of the Company's assets that may be invested in the securities of any one issuer. The Company intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in the securities of any one issuer. Its investment portfolio may be subject to greater risk and volatility than if investments were made in the securities of a broader range of issuers.

                                 The Company may invest a significant portion of its assets in the securities of foreign issuers. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of investments, such as derivatives and illiquid investments, also involve particular risks as described herein. In addition, the Company's use of leverage and short selling can result in significant losses to the Company's investment portfolio.

                                 The Incentive Allocation (defined below) may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Allocation. In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the allocation may be greater than if it were based solely on realized gains.

                                 The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. However, the personnel of the members of the Adviser responsible for managing the Company's investment portfolio have substantial experience in managing investments and private investment funds, including those that have investment programs substantially similar to that of the Company. (SEE "Performance Information.")

                                 There are special tax risks associated with an investment in the Company. (SEE "Additional Risk Factors - Distributions to Members and Payment of Tax Liability" and "Tax Aspects.")

                                 Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. (SEE "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

MANAGEMENT                       The  board  of  managers  of the  Company  (the
                                 "Board of Managers") has overall responsibility
                                 for  the  management  and  supervision  of  the
                                 operations  of the  Company.  A majority of the
                                 persons  comprising  the Board of Managers (the
                                 "Managers") are persons who are not "interested
                                 persons,"  as defined  by the 1940 Act,  of the
                                 Company's  investment  adviser or the  Company.
                                 The   Managers   also  serve  as   Managers  or
                                 Directors  of other funds for which the Adviser
                                 or  its  affiliates  serve  as  the  investment
                                 adviser.   (SEE   "Board   of   Managers"   and
                                 "Voting.")

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


ADVISER As noted above, the Adviser, Advantage Advisers Management, L.L.C., a Delaware limited liability company, serves as the investment adviser of the Company and is responsible for managing the Company's investment portfolio pursuant to the terms of an investment advisory agreement with the Company dated [_________] (the "Investment Advisory Agreement"). Oppenheimer Asset Management Inc. ("OAM"), a subsidiary of Oppenheimer Holdings Inc. ("OPY"), is the managing member and controlling person of the Adviser, and Alkeon is a non-managing member of the Adviser. OAM holds a minority interest in Alkeon. Investment professionals employed by Alkeon, including Mr. Panayotis ("Takis") Sparaggis who serves as the Company's portfolio manager, manage the Company's investment portfolio on behalf of the Adviser under the supervision of OAM. The Adviser holds a non-voting Special Advisory Member interest in the Company (the "Special Advisory Account") solely for the purpose of receiving the Incentive Allocation. (SEE "Capital Accounts and Allocations - Incentive Allocation.")

                                 OAM and Alkeon, directly or through their respective affiliates (including the Adviser), provide investment advisory services to other registered investment companies, private investment companies and individual client accounts, including those with investment programs similar to that of the Company.

                                 The Investment Advisory Agreement is effective for an initial term expiring [_________], and may be continued in effect from year to year thereafter if its continuance is approved annually by the Board of Managers. The Board of Managers may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

PLACEMENT AGENT                  Oppenheimer  &  Co.  Inc.  ("Oppenheimer"),   a
                                 subsidiary  of OPY,  acts as the  non-exclusive
                                 placement   agent  for  the  Company,   without
                                 special compensation from the Company, and bears costs associated with its activities as placement agent. The Board of Managers may terminate Oppenheimer as placement agent upon 30 days' prior written notice.

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


                                 Oppenheimer compensates its account executives for their ongoing servicing of clients who hold Interests. This compensation is based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. Oppenheimer may also compensate its account executives with a portion of the Investor Servicing Fee (described below) paid by the Company to Oppenheimer. (SEE "Conflicts of Interest.")

                                 Oppenheimer may delegate any of its duties, functions or powers as placement agent to affiliated or unaffiliated third parties to act as sub-placement agents for the Company and may compensate sub-placement agents for their services. The Company will not bear any of the costs associated with these arrangements.

CONFLICTS OF INTEREST            Certain  conflicts  of interest  may arise from
                                 the following: (i) OAM, the Adviser, Alkeon and
                                 their respective  affiliates may each engage in
                                 investment  management activities for their own
                                 accounts  and the  accounts  of others in which
                                 the Company has no interest and may have actual
                                 or potential conflicts of interest with respect
                                 to investments made by the Adviser on behalf of
                                 the  Company;  (ii)  Alkeon and its  affiliates
                                 manage  accounts  (in which the  Company has no
                                 interest)   of   certain   other   persons   in
                                 accordance  with  investment  programs that are
                                 substantially    similar   to   the   Company's
                                 investment program,  but (a) these accounts may
                                 commit a different  percentage (I.E., larger or
                                 smaller)  of  their  respective  assets  to  an
                                 investment  opportunity  than the  Adviser  may
                                 commit of the  Company's  assets  and (b) there
                                 may be circumstances under which Alkeon and its
                                 affiliates  consider   participation  by  these
                                 accounts in investment  opportunities  in which
                                 the Adviser does not intend to invest on behalf
                                 of the  Company;  (iii)  situations  may  occur
                                 where  the  Company   could  be   disadvantaged
                                 because of the investment  activities conducted
                                 by the Adviser, Alkeon and their affiliates for
                                 other  accounts  they manage;  (iv) the Company
                                 may enter into certain transactions with one or
                                 more  accounts that are managed by the Adviser,
                                 Alkeon  or  their   affiliates,   but  only  in
                                 accordance  with the 1940 Act; (v) the Adviser,
                                 Alkeon  and  their   affiliates   may   provide
                                 investment  advisory services from time to time
                                 to
                                 private   investment   partnerships   or  other
                                 entities or  accounts  that are advised by OAM,
                                 Alkeon  or their  affiliates,  including  those
                                 with investment programs similar to that of the
                                 Company;  (vi)  Alkeon and its  affiliates  may
                                 receive  research   products  and  services  in
                                 connection  with the  brokerage  services  that
                                 Oppenheimer,   Mainsail   Group,   L.L.C.,   an
                                 affiliate of Alkeon,  and their  affiliates may
                                 provide (a) to one or more entities  managed by
                                 Alkeon or its affiliates or (b) to the Company;
                                 (vii) from time to time, in the ordinary course
                                 of  their   brokerage,   investment  or  dealer
                                 activities,   Oppenheimer,   Alkeon  and  their
                                 affiliates  may trade,  position  or invest in,
                                 for their own accounts,  the same securities as
                                 those in which the Company invests;  (viii) the
                                 Company may be subject to the same restrictions
                                 relating to the purchase and sale of securities
                                 contained  on  Oppenheimer's   recommended  and
                                 restricted list as are imposed on Oppenheimer's
                                 proprietary  accounts;  and (ix) the investment
                                 banking and  corporate  finance  activities  of
                                 Oppenheimer and its affiliates may restrict the
                                 ability  of the  Company  to  purchase  or sell
                                 certain  securities.  Future  activities of the
                                 Adviser,  OAM,  Oppenheimer,  Alkeon  and their
                                 affiliates,    including    their    directors,
                                 principals, officers and employees, may give rise to additional conflicts of interest. (SEE
                                 "Conflicts of Interest.")

FEES AND EXPENSES                Oppenheimer provides certain administrative and
                                 investor  services to the  Company,  including,
                                 among other things,  providing office space and
                                 other   support   services   to  the   Company,
                                 maintaining  and preserving  certain records of
                                 the  Company,   preparing  and  filing  various
                                 materials  with state and  Federal  regulators,
                                 providing   legal  and  regulatory   advice  in
                                 connection  with  administrative  functions and
                                 reviewing  and  arranging  for  payment  of the
                                 Company's expenses.  In consideration for these
                                 services,   the  Company  pays   Oppenheimer  a
                                 monthly  fee of 0.125%  (1.5% on an  annualized
                                 basis)  of  the   Company's   net  assets  (the
                                 "Oppenheimer    Fee").   A   portion   of   the
                                 Oppenheimer Fee is paid by Oppenheimer to Alkeon in consideration for Alkeon's provision of certain of these services.

                                 The Company bears all expenses incurred in connection with its business and operations other than those specifically required to be borne by the Adviser or Oppenheimer. Expenses borne by the Company include, but are not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting fees; custody expenses; costs of insurance; organizational and registration expenses; certain offering expenses; expenses of meetings of the Board of Managers and Members; the Oppenheimer Fee; the Investor Servicing Fee; and fees payable to [______] for providing certain administration, accounting and investor services to the Company. (SEE "Fees and Expenses" and "Investor Servicing Arrangements.")

INVESTOR SERVICING FEE           The Company pays a fee (the "Investor Servicing
                                 Fee")  to  Oppenheimer  to  compensate  it  for
                                 providing ongoing investor services and account
                                 maintenance   services  to   investors  in  the
                                 Company.  This fee is paid monthly in an amount
                                 equal  to  0.02083%  (0.25%  on  an  annualized
                                 basis) of the  Company's  net assets.  All or a
                                 portion of the  Investor  Servicing  Fee may be
                                 paid by Oppenheimer to sub-placement agents who
                                 provide ongoing  investor  services and account
                                 maintenance   services  to   investors  in  the
                                 Company on behalf of Oppenheimer. SEE "Investor
                                 Servicing Arrangements."

ALLOCATION OF PROFIT AND LOSS    The net  profits or net  losses of the  Company
                                 (including,  without  limitation,  net realized
                                 gain or loss and the net  change in  unrealized
                                 appreciation   or  depreciation  of  securities
                                 positions)  are credited to or debited from the
                                 capital  accounts  of the Members at the end of
                                 each  fiscal  period in  accordance  with their
                                 respective  investment   percentages  for  that
                                 period. Each Member's investment percentage is determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members. (SEE
                                 "Capital Accounts and Allocations - Allocation of Net Profits and Net Losses.")

INCENTIVE ALLOCATION             Generally  at the end of each fiscal  year,  an
                                 incentive allocation of 20% of the net profits,
                                 if any,  that have been credited to the capital
                                 account  of a  Member  during  the  period  (an
                                 "Incentive  Allocation")  is  debited  from the
                                 Member's  capital  account and  credited to the
                                 Special   Advisory   Account.   The   Incentive
                                 Allocation is borne by a Member only to
                                 the  extent   that   cumulative   net   profits
                                 allocated  to the Member  through  the close of
                                 the current period exceed cumulative net losses
                                 allocated  to the  Member.  For  this  purpose,
                                 cumulative  net profits are adjusted to reflect
                                 any  repurchases  of a Member's  Interest.  The
                                 Incentive  Allocation is also  computed,  among
                                 other times, upon the complete withdrawal of an
                                 Interest by a Member.  The Adviser may withdraw
                                 any  Incentive   Allocation   credited  to  its
                                 Special  Advisory  Account by the last business
                                 day of the  month  following  the date on which
                                 the  Incentive   Allocation   was  made.   (SEE
                                 "Capital  Accounts and  Allocations - Incentive
                                 Allocation.")

SUBSCRIPTION FOR INTERESTS       The minimum  initial  investment in the Company
                                 is   $100,000   and  the   minimum   additional
                                 investment  in  the  Company  is  $20,000.  The
                                 minimum initial and additional  investments may
                                 be  reduced  by  the  Board  of  Managers.  The
                                 Company    accepts   initial   and   additional
                                 subscriptions for Interests as of the first day
                                 of each month, or at such other times as may be
                                 determined  by  the  Board  of  Managers.   All
                                 subscriptions  are  subject  to the  receipt of
                                 cleared funds on or before the acceptance  date
                                 and require the  investor to submit a completed
                                 subscription  document  before  the  acceptance
                                 date. The Board of Managers  reserves the right
                                 to reject any  subscription  for  Interests and
                                 may,   in   its   sole   discretion,    suspend
                                 subscriptions for Interests at any time.

                                 The Board of Managers has authorized the Company to accept initial subscriptions for Interests in the amount of: (i) $25,000 or more from certain eligible investors who are affiliated with the Company or service providers to the Company; and (ii) $50,000 or more from certain eligible investors who have aggregate investments of at least $250,000 in investment companies for which the Adviser or certain of its affiliates serve as investment adviser, managing member, general partner, placement agent, distributor or provide similar services. (SEE "Subscription for Interests.")

                                 Generally, Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the

                                 Company may generate "unrelated business taxable income" with respect to tax-exempt investors, charitable remainder trusts may not want to purchase Interests.

SALES CHARGE                     Investors  purchasing  Interests may be charged
                                 sales  commissions  of up to 3% of the  amounts
                                 transmitted    in    connection    with   their
                                 subscriptions   (up  to  3.1%  of  the  amounts
                                 invested),  in the  sole  discretion  of  their
                                 account  executives.   Amounts  paid  as  sales
                                 charges,  if any,  are included for purposes of
                                 determining    whether    applicable    minimum
                                 investment  requirements  have been  satisfied.
                                 (SEE  "Subscription  for Interests.")

TRANSFER RESTRICTIONS            Interests  may  be  transferred  only:  (i)  by
                                 operation   of  law   pursuant  to  the  death,
                                 bankruptcy,  insolvency  or  dissolution  of  a
                                 Member or (ii) with the written  consent of the
                                 Board of Managers (which may be withheld in its
                                 sole  discretion and is expected to be granted,
                                 if   at    all,    only    under    extenuating
                                 circumstances). Without limiting the foregoing,
                                 the  Board  of  Managers   generally  will  not
                                 consent  to a  transfer  unless  the  following
                                 conditions,  among  others,  are  met:  (i) the
                                 transferring  Member  has been a Member  for at
                                 least six months; (ii) the proposed transfer is
                                 to be made on the effective date of an offer by
                                 the Company to repurchase Interests;  and (iii)
                                 the  transfer  does not  constitute a change in
                                 beneficial  ownership.  The foregoing permitted
                                 transferees   are   not   allowed   to   become
                                 substituted  Members without the consent of the
                                 Board of Managers, which may be withheld in its
                                 sole  discretion.  A Member  who  transfers  an
                                 Interest  may be charged  reasonable  expenses,
                                 including  attorneys'  and  accountants'  fees,
                                 incurred by the Company in connection  with the
                                 transfer.  (SEE  "Redemptions,  Repurchases  of
                                 Interests   and   Transfers  -   Transfers   of
                                 Interests.")

WITHDRAWALS AND REPURCHASES OF   No Member has the right to require  the Company
INTERESTS  BY THE COMPANY        to redeem its  Interest.  The  Company may from
                                 time  to time  offer  to  repurchase  Interests
                                 pursuant   to  written   tenders  by   Members.
                                 Repurchases  will be made at such  times and on
                                 such terms as may be determined by the Board of
                                 Managers,   in   its   sole   discretion.    In
                                 determining    whether   the   Company   should
                                 repurchase  Interests or portions  thereof from
                                 Members pursuant to written tenders,  the Board
                                 of Managers considers
                                 the recommendation of the Adviser.  The Adviser
                                 expects that generally it will recommend to the
                                 Board of  Managers  that the  Company  offer to
                                 repurchase  Interests  from Members  twice each
                                 year,  effective  at the end of June and at the
                                 end of  December.  The Board of  Managers  also
                                 considers the following factors,  among others,
                                 in making this  determination:  (i) whether any
                                 Members have  requested to tender  Interests or
                                 portions  thereof  to  the  Company;  (ii)  the
                                 liquidity of the  Company's  assets;  (iii) the
                                 investment    plans   and    working    capital
                                 requirements of the Company;  (iv) the relative
                                 economies  of scale with respect to the size of
                                 the Company;  (v) the history of the Company in
                                 repurchasing  Interests  or  portions  thereof;
                                 (vi) the economic  condition of the  securities
                                 markets;   and   (vii)  the   anticipated   tax
                                 consequences  of any  proposed  repurchases  of
                                 Interests    or    portions    thereof.    (SEE
                                 "Redemptions,   Repurchases  of  Interests  and
                                 Transfers  - No  Right  of  Redemption"  and "-
                                 Repurchases of Interests.")

                                 The Company Agreement provides that the Company will be dissolved if the Interest of any Member that has submitted a written request, in accordance with the terms of the Company Agreement, requesting repurchase by the Company of its entire Interest has not been repurchased within a period of two years after the request.

TAXATION Counsel to the Company will render an opinion that the Company will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Company's taxable income or loss.


                                 If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (See "Tax Aspects.")

ERISA PLANS AND OTHER            Investors  subject to the  Employee  Retirement
TAX-EXEMPT ENTITIES              Income   Security  Act  of  1974,   as  amended
                                 ("ERISA"), and other tax-exempt entities (each,
                                 a "tax-exempt"  entity) may purchase Interests.
                                 The Company may utilize  leverage in connection
                                 with  its  trading  activities.   Therefore,  a
                                 tax-exempt   Member   may  incur   income   tax
                                 liability  with respect to its share of the net
                                 profits from these  leveraged  transactions  to
                                 the extent  they are  treated as giving rise to
                                 "unrelated   business   taxable   income."  The
                                 Company  provides  to  tax-exempt  Members  the
                                 accounting information they require in order to
                                 report  their   "unrelated   business   taxable
                                 income" for income tax purposes.

                                 Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS               The  Company  furnishes  to  Members as soon as
                                 practicable  after the end of each taxable year
                                 the information  necessary for them to complete
                                 Federal  and state  income  tax or  information
                                 returns,  along with any other tax  information
                                 required by law. The Company also sends Members
                                 an unaudited  semi-annual and an audited annual
                                 report  within  60 days  after the close of the
                                 period  for  which the  report  is being  made.
                                 Members   also  are  sent   quarterly   reports
                                 regarding the Company's operations during each quarter.

FISCAL YEAR                      The 12-month period ending December 31.

                            SUMMARY OF FUND EXPENSES


          The following table illustrates the expenses and fees that the Company expects to incur and that Members can expect to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
  Maximum sales load (percentage of purchase amount)...........   3.00% (1)
  Maximum redemption fee.......................................   None
ANNUAL EXPENSES (as a percentage of net assets attributable
      to Interests)
  Oppenheimer Fee (to Oppenheimer & Co. Inc.)..................   1.50%
  Investor Servicing Fee (to Oppenheimer & Co. Inc.)...........   0.25%
  Incentive Allocation (to the Adviser)........................   20.0% of net
                                                                  profits of the
                                                                  Company (2)
  Other expenses...............................................   [____]%

  Total annual expenses (other than Incentive Allocation and
      interest expense)........................................   [____]%

     (1) In connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive. See "Subscription for Interests - Sales Charge."

     (2) The Incentive Allocation that will be borne by a Member will be equal to 20% of the net profits, if any, of the Company for each allocation period. At the end of each allocation period, an amount equal to the Incentive Allocation, if any, will be debited from the capital account of each Member and credited to the Special Advisory Account of the Adviser, subject to certain loss recovery provisions which make the Incentive Allocation applicable only to net profits, which together with prior net profits allocated to a Member, exceed the highest level of cumulative net profits allocable to the Member through the close of any prior allocation period. For further information regarding the computation of the Incentive Allocation and the loss recovery provisions, see "Capital Accounts and Allocations - Incentive Allocations."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Members will bear directly or indirectly. "Other expenses," as shown above, is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of the Company's operations, and includes professional fees and other expenses that the Company will bear directly, including fees paid to the Company's administrator and custody fees and expenses. For a more complete description of the various fees and expenses of the Company, see "Fees and Expenses," "Additional Information and Summary of Limited Liability Company Agreement - Custodian" and "Subscription For Interests."

EXAMPLE

                                                1 YEAR      3 YEARS      5 YEARS
                                                ------      -------      -------
You would pay the following expenses
on a $100,000** investment, assuming
a 5% annual return to the Company:            $[_____]     $[_____]     $[_____]

                  The Example is based on the expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 5% return used in the Example.


----------
**   On an investment of $1,000, the Example would be as follows:

     EXAMPLE

                                                1 YEAR      3 YEARS      5 YEARS
                                                ------      -------      -------
     You would pay the following expenses
     on a $1,000 investment, assuming
     a 5% annual return to the Company:       $[_____]     $[_____]     $[_____]

                                   THE COMPANY

          Advantage Advisers Technology Fund, L.L.C. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Company is part of the Advantage Advisers family of funds. The Company was organized as a limited liability company under the laws of Delaware in December 2003. The Company's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is (212) 667-4225. Advantage Advisers Management, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser to the Company pursuant to an investment advisory agreement and is responsible for implementing the Company's investment program. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the "Board of Managers"). (SEE "Board of Managers.") Investors who acquire limited liability company interests in the Company ("Interests") will become members of the Company ("Members").

                                 USE OF PROCEEDS

          The Company expects that the proceeds from the sale of Interests, excluding the amount of any sales commissions paid by investors and net of the Company's fees and expenses, will be used to implement the Company's investment program and objectives as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Company.

                                    STRUCTURE

          The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and interests in the funds typically are offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

          The Company is similar to an unregistered private investment fund in that its investment portfolio may be more actively managed than most other investment companies and Interests are sold in comparatively large minimum denominations ($100,000) in a private placement solely to high net worth individual and institutional investors, whose capital accounts are subject to both asset-based fees and performance-based allocations. However, the Company, like other closed-end investment companies, has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in the Company's investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

          The Company's objective is to achieve maximum capital appreciation. It pursues this objective by investing in a portfolio consisting primarily of equity securities of technology companies and of companies which derive a major portion of their revenue directly or indirectly from business lines which benefit from technological events and advances (collectively, "Technology Sector Issuers"). Technology Sector Issuers include those companies whose processes, products or services, in the judgment of the Adviser, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Examples of the types of industries in which the Company may invest are: aerospace; electronics; information sciences (including computer hardware and software, the Internet and electronic commerce); life sciences (including pharmacology and biotechnology); networking; semiconductors; and telecommunications (including equipment makers and service providers).

          The Company focuses on Technology Sector Issuers that the Adviser believes will be instrumental in, or will benefit from, accelerating demand for their products. The Company's portfolio of securities in the technology area is expected to include long and short positions primarily in equity securities of U.S. and foreign companies. Equity securities include common and preferred stock and other securities having equity characteristics including convertible debt securities, stock options, warrants and rights. The Company may also invest in debt securities, swaps, swaptions, and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. If the Adviser perceives profit opportunities in securities other than common stock (E.G., convertible preferred, fixed income securities), the Company may, over time, more heavily weight its portfolio in favor of such securities. Depending upon market conditions and the availability of suitable investment opportunities, the Company expects to utilize leverage by purchasing securities on margin as part of its investment program. The Company may, but is not required to, use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments involve certain risks. (SEE Types of Investments and Related Risk Factors.") The Company complies with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with its use of these techniques and strategies.

INVESTMENT METHODOLOGY

          Under normal market conditions, the Company principally invests its assets in the securities of U.S. and foreign Technology Sector Issuers. During periods of adverse market conditions in the technology sector or in the equity securities market generally, the Company may deviate from its investment objective and invest all or any portion of its assets in securities of issuers not engaged in the technology sector or in high quality debt securities, including money market instruments, or hold its assets in cash. The Company may also invest in money market instruments or hold cash for liquidity purposes. (SEE "Types of Investments and Related Risk Factors - Temporary Investments.")

          In selecting investments, the Adviser considers industry-wide trends and company-specific factors. Trends in the past have included: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; increasingly complex media applications; and advances and innovations in industrial technologies, business services and material sciences. Such trends tend to impact particular sectors of the technology market, and, on the long side of the Company's portfolio, investments generally are in companies that the Adviser believes have or are developing technologies that will have a substantial and prolonged impact on particular business segments of the economy and that are expected to become instrumental in accelerating economic growth in those business segments.

          Company-specific factors are important indicators of a company's ability to compete effectively in rapidly changing technological markets.
Factors considered may include: investment in research and development at a level that represents a significant portion of the company's sales; a strong and experienced management team; a customer-oriented corporate philosophy; the ability to create an organizational structure that can attract engineering talent and motivate such talent through appropriate incentives; and, where applicable, a demonstrated track record in making acquisitions in emerging technologies that can help a company successfully augment its existing product line and accelerate revenues and earnings.

          In managing the investments of the Company, the Adviser relies primarily on investment research and fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process generally involves company visits, continuous updating of valuation models, review and analysis of published research and discussions with industry sources.

          Additional information about the types of investments made by the Company, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of its Members. (SEE "Types of Investments and Related Risk Factors - Investment Policies and Restrictions.")

          The Company's investment program emphasizes active management of the Company's portfolio. Consequently, the Company's portfolio turnover and brokerage commission expenses may exceed those of other investment entities of comparable size. Additionally, a high portfolio turnover rate may also result in the greater realization of capital gains, including short-term gains which are taxable to Members at the same rates as ordinary income. Nevertheless, the tax implications of the Company's active trading style generally are not a factor in the management of the Company's portfolio.

          THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT ITS INVESTMENT PROGRAM WILL BE SUCCESSFUL. IN PARTICULAR, THE COMPANY'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE
TRANSACTIONS, AND ITS POTENTIALLY LIMITED DIVERSIFICATION, MAY RESULT IN SIGNIFICANT LOSSES TO THE COMPANY. INVESTORS SHOULD CONSIDER THE COMPANY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

TECHNOLOGY SECTOR AND SECTOR CONCENTRATION

          Because the Company principally invests its assets in the securities of companies engaged in the technology sector, the Company's investments and its performance will be affected by risk factors particular to the technology sector, as well as market and economic conditions affecting the securities markets generally. Investing in equity and other securities of Technology Sector Issuers involves substantial risks. These risks include: the fact that certain companies in the Company's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the stock markets affecting the prices of technology company securities, which may cause the Company's performance to experience substantial volatility.

EQUITY SECURITIES

          A significant portion of the Company's investment portfolio normally consists of long and short positions in common stocks and other equity securities. The value of the Company's equity securities varies in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

          The Company's investments in equity securities of U.S. companies may include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest, and the Company may invest a portion of its assets in securities of companies having smaller market capitalizations. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Adviser to analyze the value of the company. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Company may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

          COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

          PREFERRED STOCKS. Preferred stock generally has a preference over an issuer's common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

          CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value. A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company's ability to achieve its investment objective.

          EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS. Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased or sold short by the Company. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

          Instruments the Company may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act.

          Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

          Because ETFs and pools that issue similar instruments bear various fees and expenses, the Company's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

BONDS AND OTHER FIXED-INCOME SECURITIES

          The Company may invest a portion of its assets in bonds and other fixed-income securities when, in the judgment of the Adviser (subject to any policies established by the Board of Managers) such investments are warranted. In addition, the Company may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

          The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

LIMITED DIVERSIFICATION

          The Company is a "non-diversified" investment company. Thus, there are no limitations on the percentage of the Company's assets that may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Company's assets are invested in the securities of a limited number of issuers within the technology sector, and are invested primarily in the technology sector, the Company's investment portfolio will be more susceptible to risk of loss from events affecting particular issuers, as well as from economic, political or regulatory events, than the portfolio of a diversified investment company or an investment company not focused on stocks of technology companies. The Company generally intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in the securities of any one issuer. The Adviser believes that this approach helps to reduce risk due to issuer-specific events.

          The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector. However, it may invest 25% or more of its assets in securities of issuers engaged in related industries within a particular sector, including industries related to identical products. Such related industries may be similarly affected by a single economic, political or regulatory event or development affecting their common products.

FOREIGN SECURITIES

          The Company may invest a significant portion of the value of its total assets in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Company between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in U.S. securities.

          Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Company's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

          The Company may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Company's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Company for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Company anticipates purchasing or selling a foreign security. This technique would allow the Company to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Company's existing holdings of foreign securities. There may be, however, imperfect correlation between the Company's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Company's investment objective (subject to any policies established by the Board of Managers), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Company's investment portfolio. There is no requirement that the Company hedge all or any portion of its exposure to foreign currency risks.

LEVERAGE

          The Company may borrow money to purchase securities, a practice known as "leverage," which involves certain risks. In this regard, the Company may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

          Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Company of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

          Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company's investment portfolio. In the event that the Company's equity or debt instruments decline in value, the Company could be subject to a "margin call" or "collateral call," pursuant to which the Company must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Company's assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness. The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

          The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Company must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Company's ability to otherwise invest those assets or dispose of those securities.

          In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Company of various investments, the Company may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

          The Company may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser (subject to any policies established by the Board of Managers) believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. For example, the Company may "short" a security of a company if the Adviser believes the security is over-valued in relation to the issuer's prospects for earnings growth.

          To effect a short sale, the Company will borrow a security from a brokerage firm to make delivery to the buyer. The Company is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The Company will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Company replaces the security. The Company will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Company may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, and the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Company's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.

          The Company may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If the Company makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Company will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

REPURCHASE AGREEMENTS

          Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Company would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Company has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve the Company's sale of a security to a bank or securities dealer and the Company's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage that may increase the volatility of the Company's investment portfolio. The Company has adopted policies designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

          The Company may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Company's investment objective. These strategies may be executed through derivative transactions. The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company's investment objective. There is no requirement that the Company hedge its portfolio or any of its investment positions.

          CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Company may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

          A covered call option written by the Company is a call option with respect to which the Company owns the underlying security. The sale of such an option exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Company is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Company's books or with the Company's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets.

          The Company may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Company will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Company would ordinarily make a similar "closing sale transaction," which involves liquidating the Company's position by selling the option previously purchased, although the Company would be entitled to exercise the option should it deem it advantageous to do so. The Company may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

          Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.

          WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

          CALL AND PUT OPTIONS ON SECURITIES INDICES. The Company may purchase and sell call and put options on stock indices (such as the Morgan Stanley High Tech Index or the Standard & Poor's 100 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Company's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

          ADDITIONAL DERIVATIVE TRANSACTIONS. The Company may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, the Company may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Company or that are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Company's investment objective and legally permissible for the Company. Special risks may apply to instruments that are invested in by the Company in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Company.

          A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Company's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, the Company may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

LENDING PORTFOLIO SECURITIES

          The Company may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Company may at any time call the loan and obtain the return of the securities loaned. The Company will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

          The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Company's limitation on indebtedness unless, at the time the Company enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In these cases, the Company may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

          Although the Company invests primarily in publicly traded securities, it may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission (the "SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Company qualify under Rule 144A, and an institutional market develops for those securities, the Company likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Company's illiquidity. The Company may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Company to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

          Where registration is required to sell a security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Managers.

          Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Company is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Company will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of Interests from Members without unnecessarily adversely impacting the value of the Company's portfolio. (SEE "Redemptions, Repurchases of Interests and Transfers - Repurchases of Interests.") It is not expected that the Company will invest all or a substantial portion of the value of its total assets in such restricted or other illiquid investments.

TEMPORARY INVESTMENTS

          For defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality debt securities, including money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

          The Company may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Interests from Members or for other purposes.

INVESTMENT POLICIES AND RESTRICTIONS

          The Company has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act):

          1) the Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector;

          2) the Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act;

          3) the Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities;

          4) the Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies;

          5) the Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time; and

          6) the Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

          The investment objective of the Company is also fundamental and may not be changed without a vote of a majority (as defined by the 1940 Act) of the Company's outstanding voting securities.

          Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the company duly called,
(A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

          With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Company is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

          The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through the affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

          The special allocation of 20% of net profits to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation (defined below). In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. (SEE "Capital Accounts and Allocations - Incentive Allocation.")

LACK OF OPERATING HISTORY

          The Company is a recently formed entity and has no operating history upon which investors can evaluate the performance of the Company. However, the members of the Adviser responsible for managing the Company's investment portfolio (including those members' employees and affiliates) have substantial experience in managing investment portfolios and private investment funds. In this regard, both Oppenheimer Asset Management Inc. ("OAM"), the managing member of the Adviser, and Alkeon Capital Management, LLC ("Alkeon"), a non-managing member of the Adviser whose personnel including Mr. Panayotis ("Takis")
Sparaggis, the Company's portfolio manager, are primarily responsible for managing the Company's investment portfolio, have substantial experience in managing private investment funds that have investment programs that are substantially similar to the Company's investment program. (SEE "Performance Information," "The Adviser, OAM and Alkeon" and "Conflicts of Interest - Participation in Investment Opportunities.")

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS

          An investment in the Company provides only limited liquidity because Members are not able to redeem Interests on a daily basis. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Company. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members twice each year. However, there is no requirement that repurchase offers be made and it is possible that any repurchase offer that is made will be over-subscribed, in which event the Company will purchase only a PRO RATA portion of the Interest (or portion of an Interest) tendered by each Member. The Company will be dissolved if any Member has submitted a written request to the Company for the repurchase of the Member's Interest and that Interest is not repurchased by the Company within two years. A Member may thus not be able to liquidate an investment in the Company for a period of up to two years. AN INVESTMENT IN THE COMPANY IS THEREFORE SUITABLE ONLY FOR INVESTORS WHO CAN BEAR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF INTERESTS, AND SHOULD BE VIEWED AS A LONG-TERM INVESTMENT.

          Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

          The Company expects generally to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Company will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Company does not generally intend to make distributions in kind, under the foregoing circumstances, and in other unusual circumstances where the Board of Managers determines that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase, Members may receive distributions of marketable securities from the Company's portfolio (valued in accordance with the Company's valuation policies) in connection with the repurchase of Interests by the Company. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in kind. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive. (SEE "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

          The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers. (SEE "Tax Aspects.")

                             PERFORMANCE INFORMATION

          The Company has a limited operating history. Appendix B contains composite investment performance information for accounts that have been managed by personnel of Alkeon, including Mr. Panayotis ("Takis") Sparaggis, who will serve as the portfolio manager of the Company, in accordance with an investment strategy that is substantially similar to the Company's investment strategy. The performance information does not represent the investment performance of the Company. The information is provided to illustrate the experience and historic investment results obtained by the persons primarily responsible for managing the Company's assets on behalf of the Adviser. It should not be viewed as indicative of the future investment performance of the Company. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. Performance of the Company will vary based on many factors, including market conditions, the composition of the Company's portfolio and the Company's expenses. The performance data used in the calculation of the composite was provided by Alkeon.

                                BOARD OF MANAGERS

          The Board of Managers has overall responsibility for the management and supervision of the operations of the Company [and has approved the Company's investment program.] The Board of Managers exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the

Company's  business.  The persons comprising the Board of Managers  ("Managers")
have not contributed to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

          The identity of, and brief biographical information regarding, each Manager is set forth below.


NAME, ADDRESS AND AGE     POSITION(S) HELD           PRINCIPAL OCCUPATION(S)
                          WITH THE COMPANY AND       DURING PAST 5 YEARS, NUMBER
                          LENGTH OF TIME SERVED      OF PORTFOLIOS OVERSEEN IN
                                                     FUND COMPLEX AND OTHER
                                                     DIRECTORSHIPS HELD


          [Each of the Managers was elected to the Board of Managers by the organizational Member of the Company.] By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

          The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving not less than 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

          The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser (the "Independent Managers") for the calendar year ending December 31, 2004 from the Company and from all registered investment companies for which the Adviser or one of its affiliates serves as investment adviser. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940
Act) of the Company or the Adviser.

                               COMPENSATION TABLE


Name of Person   Compensation      Pension or       Estimated         Total
                 from Company      Retirement   Annual Benefits   Compensation
                                  Benefits as   Upon Retirement  from Registered
                                Part of Company                  Funds for which
                                    Expenses                     the Adviser or
                                                                 its Affiliates
                                                                     Serve
                                                                 as Investment
                                                                     Adviser
--------------- --------------- --------------- --------------- ---------------

          The Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company.

          The Board of Managers has formed an Audit Committee, comprised of the Independent Managers, the functions of which are: (i) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Company's independent auditors and the Board of Managers. Mr. Becker currently serves as the Audit Committee Financial Expert.

          The Board of Managers has also formed a Nominating Committee, comprised of the Independent Managers, for the purpose of selecting and nominating persons to serve in the capacity of Independent Manager. The Nominating Committee does not consider nominees recommended by Members.

          As of December 31, 2003, none of the Managers owned Interests and no Manager owned equity securities in any registered investment company overseen by that Manager in the same family of investment companies as the Company.

          As of December 31, 2003, there were no outstanding Interests.

                           THE ADVISER, OAM AND ALKEON

          The Adviser serves as the Company's investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Adviser effective as of ___________ (the "Investment Advisory Agreement").

          The Adviser was formed as a Delaware limited liability company in October 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser was previously known as CIBC Oppenheimer Advisers, L.L.C. The Adviser and its affiliates serve as investment advisers or general partners of other registered and private investment companies. The offices of the Adviser are located at 200 Park Avenue, New York, New York 10166, and its telephone number is (212) 667-4225.

          OAM is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advisory services to the Company. Alkeon is a non-managing member of the Adviser and provides the Adviser with use of and access to such of its personnel, research and facilities as the Adviser requires to manage the Company's investment portfolio. Certain personnel of Alkeon, including Mr. Panayotis ("Takis") Sparaggis, who serves as the Company's portfolio manager, have the responsibility, on behalf of the Adviser and subject to the supervision of the personnel of OAM and the Board of Managers, for the investment advisory services provided to the Company. The interests of OAM and Alkeon in the Adviser as they relate to the Adviser's business of providing services to the Company have been established as a separate series of interests relating specifically to that business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series of interests are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests are not enforceable against the assets of the series relating to the Company. Other series of interests in the Adviser represent interests in other business activities of the Adviser.

          Oppenheimer Holdings Inc. ("OPY") is the ultimate parent of both OAM and Oppenheimer & Co. Inc. ("Oppenheimer"). OAM is a wholly-owned subsidiary of E.A. Viner International Co. ("E.A. Viner"), which in turn is wholly-owned by OPY. OPY is a publicly traded company listed on the New York Stock Exchange. Oppenheimer is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner. In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation controlled by Olga Roberts.

          Oppenheimer is a full-service, self-clearing securities brokerage firm headquartered in New York, and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is a member of the National Association of Securities Dealers, Inc. and is registered as an investment adviser under the Advisers Act. Oppenheimer is a member firm of the New York Stock Exchange and all principal U.S. exchanges, has over [1,600] financial consultants and ranks among the top 10 independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets.

          Alkeon is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Its affiliate, Mainsail Group, L.L.C. ("Mainsail"), is a broker-dealer registered under the Exchange Act. Mr. Sparaggis is the controlling person of Alkeon and Mainsail. Alkeon commenced its operations on January 1, 2002 and currently employs ten investment and trading professionals. Prior to the formation of Alkeon, the initial personnel of Alkeon, including Mr. Sparaggis, were employed by CIBC World Markets Corp. ("CIBC WM"). CIBC WM previously controlled the Adviser and sold its interest in the Adviser to OPY as of June 4, 2003. Prior to January 1, 2002, Mr. Sparaggis and the initial personnel of Alkeon provided, on behalf of the Adviser, services similar to those they now provide to the Company to private investment companies and other accounts. As of [___________], 2003, Alkeon managed approximately [$___] million of client assets, including various registered investment companies and private investment funds. Alkeon is located at 350 Madison Avenue, 9th Floor, New York, New York 10017.

          As noted above, Mr. Panayotis ("Takis") Sparaggis serves as the portfolio manager of the Company. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC WM and its predecessor, Oppenheimer & Co. Inc., where he was a Managing Director. Mr. Sparaggis also serves as a portfolio manager for four other investment funds for which the Adviser or its affiliates serve as investment adviser, and as portfolio manager or general partner of other registered investment companies, private investment companies and individual client accounts managed by Alkeon. Certain of these other funds and accounts have investment programs substantially similar to that of the Company and invest, to the extent practicable, on a PARI PASSU basis with the Company. From 1993 until joining the predecessor of CIBC WM in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

          Mr. Sparaggis, who is 37, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

          Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for the management of the Company's investment portfolio in accordance with the investment objective and policies of the Company. The Adviser formulates a continuing investment program for the Company. It makes all decisions regarding investments to be purchased or sold for the Company (subject to the supervision of the Board of Managers) and places all orders for the purchase and sale of investments.

          [The Investment Advisory Agreement was approved by the Board of Managers, including a majority of the Independent Managers, at a meeting held in person on [___________], 2003.]

          [In considering whether to approve the Investment Advisory Agreement, the Board _________.]

          The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The initial term of the Investment Advisory Agreement expires on [_____________]. However, the agreement may be continued from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the

1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

          The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable that arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

          The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser is entitled to be the Special Advisory Member of the Company. In this capacity, the Adviser is entitled to receive the Incentive Allocation. (SEE "Capital Accounts and Allocations - Incentive Allocation.") The Incentive Allocation arrangement between the Company and the Adviser was approved as part of the Investment Advisory Agreement, as described above.

                                     VOTING

          Each Member has the right to cast a number of votes based on the value of the Member's capital account at any meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers to the Board of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company. The Interest of the Special Advisory Member is non-voting.

                              CONFLICTS OF INTEREST

          In addition to serving as the ultimate parent of the managing member of the Adviser, OPY (through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment funds, institutions and individual
clients  (collectively,   "OPY  Clients").   Alkeon  (directly  or  through  its
affiliates) also carries on substantial investment activities for its own account and for other registered investment companies and private investment funds and proprietary and client accounts (collectively, "Alkeon Clients"). The Company has no interest in these activities. As a result of the foregoing, officers or employees of OAM and its affiliates who assist OAM in its oversight of the Adviser and officers or employees of Alkeon who provide services to the Company on behalf of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and OPY Clients or Alkeon Clients, as the case may be. Nevertheless, OAM and its affiliates, Alkeon and their officers and employees will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          Oppenheimer acts as the non-exclusive placement agent for the Company and bears costs associated with its activities as placement agent. Oppenheimer compensates its account executives for their ongoing servicing of the accounts of Members with whom they have placed Interests. Oppenheimer compensates its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. In addition, in connection with initial and additional investments, investors may be charged sales commissions of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives. Oppenheimer may delegate any of its duties, functions or powers as placement agent to affiliated or unaffiliated third-parties to act as sub-placement agents for the Company and may compensate sub-placement agents for their services. The Company will not bear any of the costs associated with these arrangements. (SEE "Fees and Expenses," "Capital Accounts and Allocations - Incentive Allocation" and "Subscription for Interests.")

          Situations may arise in which accounts affiliated with OAM, Oppenheimer, Alkeon or their affiliates have purchased securities that would have been suitable for investment by the Company but which the Company, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Company at a later time. From time to time, in the course of its brokerage, investment or dealer activities, OAM, Oppenheimer, Alkeon or an affiliate of any of them may trade, position or invest in, for its own account, the same securities, as those in which the Company invests. This could have an adverse impact on the Company's investment performance.

          Conflicts of interest also may arise because in addition to the responsibilities of Alkeon and the Company's portfolio manager with respect to the Company, Alkeon and the portfolio manager provide similar services to one or more other proprietary accounts or investment funds. In addition, personnel of the Adviser, OAM and Alkeon may maintain accounts at Oppenheimer, Mainsail or other brokers for themselves, members of their families and other clients on both a discretionary and non-discretionary basis. The Company has execution priority over orders for the personal accounts maintained for personnel of OAM, the Adviser or Alkeon and members of the families of such personnel and transactions by those persons are otherwise subject to a Joint Code of Ethics adopted by the Company, OAM, Oppenheimer and the Adviser in compliance with
Section 17(j) of the 1940 Act, discussed below. However, assuming particular securities are "suitable" for the respective investment programs of the Company and other accounts managed by the Company's portfolio manager, including, possibly, one or more proprietary accounts, transactions effected by the portfolio manager are allocated among such accounts as equitably as possible, taking into consideration their various investment programs and relative capital available for investment, but all accounts may not necessarily invest in the same securities. When transactions in a particular security on a given day take place at different prices, the Company and other accounts managed by the

Company's portfolio manager may receive the average of the prices (meaning the average of all prices paid or received for a particular security on a particular day in trades for those accounts).

PARTICIPATION IN INVESTMENT OPPORTUNITIES

          The  Adviser,  Alkeon  and their  affiliates  serve as the  investment
advisers  for  certain  private   investment   companies  and  other  registered
investment companies, as well as other accounts, that may pursue investment strategies similar to those of the Company (the "Other Accounts"). As a general matter, the Adviser (subject to any policies established by the Board of Managers) considers participation by the Company in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser, Alkeon or their affiliates cause one or more of the Other Accounts to commit a different percentage (I.E., larger or smaller) of their respective assets than does the Company to a particular investment opportunity. There may also be circumstances under which the Adviser, Alkeon or their affiliates consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company.

          The Adviser evaluates for the Company, and Alkeon (or one of its affiliates) or the Adviser evaluates for the Other Accounts, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Company or the Other Accounts at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (I.E., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Company and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Company and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Company may differ from those of the Other Accounts. Accordingly, the investment performance of the Company and the Other Accounts may vary.

          Although the Company's investment program may be substantially similar to those of the Other Accounts, the portfolios of the Company and the Other Accounts may differ as a result of subscriptions and withdrawals being made at different times and in different amounts, as well as because of different tax and regulatory considerations. Such differences and other factors will result in variances between the returns of the Company and the Other Accounts.

          From time to time the availability of particular securities in the technology market is limited. The allocations of a "limited availability" security are made on as equitable a basis as possible by the Portfolio Manager. For example, if a "limited availability" security is an appropriate investment for the Company and the Other Accounts, then, so as to treat all accounts equitably, the Portfolio Manager may, for example, allocate the full amount purchased to the Company and a particular Other Account and, the next time a "limited availability" security is purchased, allocate the full amount to different Other Accounts.

          When the Adviser determines that it would be appropriate for the Company and one or more Other Accounts to participate in an investment opportunity at the same time, it will aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under the Advisers Act and the 1940 Act. Decisions in this regard are necessarily subjective and there is no requirement that the Company participate, or participate to the same extent as the Other Accounts in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account (including the Company) is systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Company could be disadvantaged because of the investment activities of the Other Accounts. These situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Company and the Other Accounts that limit the size of the Company's position; (2) the difficulty of liquidating an investment for the Company and the Other Accounts; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments. In particular, the Company may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining an order from the SEC permitting the transaction. (SEE "Conflicts of Interest - Other Matters.")

OTHER MATTERS

          The Adviser, Alkeon, Oppenheimer and their affiliates, as well as their members, directors, officers and employees (and members of their families), may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers and employees of OAM and its affiliates or Alkeon (and members of their families) that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by trading conducted by these persons, the Company, the Adviser, Oppenheimer and OAM have adopted a Joint Code of Ethics in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Joint Code of Ethics is included as an exhibit to the Company's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The code of ethics is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          Oppenheimer and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company. However, Oppenheimer and its affiliated broker-dealers and Mainsail may act as broker for the Company in effecting securities transactions. (SEE "Brokerage.") In addition, the Company may effect certain principal transactions in securities with accounts managed by the Adviser, Alkeon or their affiliates, excluding accounts for which the Adviser, Alkeon (or an affiliate of the Adviser or Alkeon) serves as a general partner or in which it has a financial interest (other than an interest that results solely from its appointment as an investment adviser to the account). These transactions will be effected in circumstances where the Adviser has determined that it is appropriate for the Company to purchase and the Adviser or Alkeon has determined it appropriate for another account to sell, or the Company to sell and the other account to purchase, the same security on the same day. These purchases and sales would be made pursuant to procedures adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (1) each transaction will be effected for cash consideration at the current market price of the particular securities; (2) no transaction will involve restricted securities or securities for which market quotations are not readily available; and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

          The Company is not permitted to purchase or sell securities of any issuer as to which the Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy, on occasion, could adversely affect the Company's investment performance because the Company may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

          As a result of the investment banking and corporate finance activities of Oppenheimer and its affiliates, the Company may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Company may purchase securities during the existence of an underwriting or selling syndicate in which Oppenheimer, or any of its affiliates, is participating as an underwriter only subject to certain conditions. This could have an adverse impact on the Company's investment performance.

          Portfolio transactions are allocated to brokers on the basis of best execution, as described below in "Brokerage." Subject to the obligation to seek best execution, referrals of potential investors to the Company may also be considered as a factor in the selection of brokers.

          Future investment activities of the Adviser (or its affiliates), or Alkeon (or its affiliates) and their members, principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

          The Adviser is responsible for placing orders for the execution of the Company's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On many foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In selecting brokers and dealers to effect transactions on behalf of the Company, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, reliability and financial stability and, in the case of transactions effected by the Company with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission available on each transaction. The Company has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

          Consistent with the principle of seeking best price and execution, the Adviser may place orders with brokers (including affiliates of OAM or Alkeon) that provide the Adviser, Alkeon or their affiliates supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser, Alkeon or their affiliates in providing services to clients other than the Company. In addition, not all of the supplemental information is used by the Adviser in connection with the Company. Conversely, the information provided by brokers and dealers through which other clients of the Adviser, Alkeon or their affiliates effect securities transactions may be useful to the Adviser in providing services to the Company.

          The annual portfolio turnover rate of the Company will vary from year to year depending on, among other factors, market conditions. High portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Members as ordinary income.

          The Company may execute portfolio brokerage transactions through Oppenheimer, Mainsail or their affiliates. These transactions would be effected pursuant to procedures adopted by the Company pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Company in connection with the sale of securities to or by the Company, neither Oppenheimer, Mainsail nor any of their affiliates may receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Morgan Stanley & Co., Incorporated serves as the Company's prime broker.

                                FEES AND EXPENSES

          Oppenheimer provides certain administrative and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company pays Oppenheimer a monthly fee computed at the rate of 0.125% (1.5% on an annualized basis) of the Company's net assets (the "Oppenheimer Fee").

Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests. The Oppenheimer Fee is computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within five business days after the end of that month. A portion of the Oppenheimer Fee is paid by Oppenheimer to Alkeon in consideration for services provided by Alkeon pursuant to the terms of a sub-administration agreement with Oppenheimer. [_______] provides administration, accounting and investor services to the Company, which are in addition to the services provided by Oppenheimer to the Company, as described above. In consideration for these services, the Company pays [______] a fee that is not anticipated to exceed 0.35% (annualized) of the Company's net assets (as defined above), plus reimbursement of certain out-of-pocket expenses.

          In addition, the capital accounts of Members (except the Special Advisory Account (defined below)) may be subject to an Incentive Allocation depending upon the investment performance of the Company. (SEE "Capital Accounts and Allocations - Incentive Allocation.")

          The Company bears all expenses incurred in connection with its business and operations other than those specifically required to be borne by the Adviser or Oppenheimer. Expenses borne by the Company include, but are not limited to, the following:

          o all costs and expenses directly related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

          o all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable Federal or state laws;

          o attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

          o the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

          o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company;

          o the Oppenheimer Fee and the fees of custodians and persons (such as [_____]) providing administrative services to the Company;

          o    the Investor Servicing Fee (as defined below);

          o the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or the Board of Managers;

          o    all  expenses  of  computing   the  Company's  net  asset  value,
               including any equipment or services obtained for these purposes;

          o all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

          o such other types of expenses as may be approved from time to time by the Board of Managers.

          The Adviser and Oppenheimer are reimbursed by the Company for any of the above expenses that either pays on behalf of the Company.

                         INVESTOR SERVICING ARRANGEMENTS

          Under the terms of an investor servicing agreement between the Company and Oppenheimer, Oppenheimer provides ongoing investor services and account maintenance services to Members. These services include, but are not limited to, handling Member inquiries regarding the Company (E.G., responding to questions concerning investments in the Company, capital account balances, and reports and tax information provided by the Company); assisting in the enhancement of relations and communications between Members and the Company; assisting in the establishment and maintenance of Member accounts with the Company; assisting in the maintenance of Company records containing Member information; and providing such other information and Member liaison services as the Company may reasonably request. In consideration for these services, the Company pays Oppenheimer a monthly fee of 0.02083% (0.25% on an annualized basis) (the "Investor Servicing Fee") of the Company's net assets. The Investor Servicing Fee is computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within five business days after the end of that month. The Investor Servicing Fee is an expense paid to Oppenheimer out of the Company's assets, and is reflected in each Member's capital account (except the Special Advisory Account) as a reduction to net profits or an increase to net losses credited to or debited from each Member's capital account.  All or a  portion  of the  Investor  Servicing  Fee  may  be  paid  by
Oppenheimer to sub-placement agents who provide ongoing investor services and account maintenance services to investors in the Company on behalf of Oppenheimer.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

          The Company maintains a separate capital account for each Member (including the Adviser in respect of the Adviser's capital contribution to the Company as a Member), which has an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account is increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited from the Member's capital account as described below.

          Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the day preceding any day on which a contribution to the capital of the Company is made;
(3) the day on which the Company repurchases any Interest or portion of an Interest of any Member; or (4) any day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage is determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

          The Company maintains a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

          Net profits or net losses of the Company for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

          Allocations for Federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited to or debited from each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects - Allocation of Profits and Losses.")

INCENTIVE ALLOCATION

          So long as the Adviser serves as the investment adviser of the Company, the Adviser is entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser is entitled to receive an incentive allocation (the "Incentive Allocation"), debited from the capital account of each Member as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Member's "loss recovery account." The Incentive Allocation is credited to the Special Advisory Account of the Adviser.

          For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of a Member's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of Interests by the Company or debits to the Member's capital account to reflect any item not chargeable ratably to all Members), over the balance of the Member's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser is increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Member.

          An Incentive Allocation is credited only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Member. A "loss recovery account" is a memorandum account maintained by the Company for each Member, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Member during the "allocation period," and
(2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Member during the "allocation period." Any positive balance in a Member's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Member's Interest in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer.

          An "allocation period" as to each Member is a period commencing on the admission of the Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Company, (2) the day as of which the Company repurchases the entire Interest of the Member, (3) the day as of which the Company admits as a substitute Member a person to whom the entire Interest of the Member has been transferred (unless there is no change of beneficial ownership) or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Company exceeds the highest previous level of performance achieved through the close of any prior allocation period.

          By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Company's books, the Company allocates and distributes to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser returns to the Company any excess amount determined to be owed to the Company that it withdrew.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Company that are attributable to any Member are debited from the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member are reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

          Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, are charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges are debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) that the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) is proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease is instead charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

          The value of the net assets of the Company is determined as of the close of business at the end of each fiscal period in accordance with the procedures set forth below or in accordance with any other procedures that may in the future be established by the Board of Managers.

          Domestic exchange traded equity securities (other than options) are valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of domestic exchange traded securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities held short, as reported by those exchanges. NASDAQ listed equity securities are valued at the NASDAQ official closing price ("NOCP") or, if no NOCP is available, at the last sale price on the NASDAQ and, if no sale is shown on the NASDAQ, at the bid price. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or asked prices (in the case of securities held short) as reported by that exchange. Listed options are valued at their bid prices (or asked prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets are valued at fair value in accordance with procedures adopted in good faith by the Board of Managers.

          Debt securities (other than convertible debt securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service, which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers periodically monitors the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

          If in the view of the Adviser, the bid price of a listed option or debt security (or asked price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead adopt procedures to value the security at fair value. In any such situation, the valuation committee considers the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, adopts procedures in good faith for purposes of determining the fair value of the security.

          All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value in accordance with procedures adopted in good faith by the Board of Managers.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board of Managers' judgments regarding appropriate valuation procedures should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

          The minimum initial investment in the Company is $100,000 and the minimum additional investment in the Company is $20,000. These minimum initial and additional investment requirements may be reduced by the Board of Managers. The Board of Managers may accept initial and additional subscriptions for Interests by eligible investors at such times as may be determined by the Board of Managers. The Company accepts initial and additional subscriptions for Interests as of the first day of each month. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date and require the investor to submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time.

          The Board of Managers has authorized the Company to accept initial subscriptions for Interests in the amount of: (1) $25,000 or more from eligible investors who are: Managers of the Company; Managers or Individual General Partners of any investment company registered under the 1940 Act for which the Adviser or certain of its affiliates serves as investment adviser; directors, officers, partners, members or employees of the Adviser, its members or affiliates or of organizations that serve as counsel to the Company or to the Independent Managers or provide services to the Company (including solicitors for the Company); parents, spouses or children of any of the foregoing individuals; trusts and retirement accounts for the benefit of such persons; and entities of which such persons are the sole beneficial owners; and (2) $50,000 or more from eligible investors who have aggregate investments of at least $250,000 in investment companies for which the Adviser or certain of its affiliates serve as investment adviser, managing member, general partner, placement agent, distributor or provide similar services.

          Generally, Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI") with respect to tax-exempt investors, charitable remainder trusts may not want to purchase Interests because a charitable remainder trust is not exempt from Federal income tax under Section 664(c) of the Code for any taxable year in which it has UBTI.

          Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member are payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company are payable in one installment and are due at least three business days prior to the proposed acceptance date of the contribution, although the Board of Managers may accept, in its sole discretion, a subscription prior to receipt of cleared funds.

          Each new Member is obligated to agree to be bound by all of the terms of the Limited Liability Company Agreement of Advantage Advisers Technology Fund, L.L.C. (the "Company Agreement"). Each potential investor is also obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

          If and when the Board of Managers determines to accept securities as a contribution to the capital of the Company, the Company will charge each Member making a contribution of securities an amount determined by the Board of Managers and not exceeding 2% of the value of the contribution in order to reimburse the Company for any costs it incurs in liquidating and accepting the securities. This charge is due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which the charge relates is due.

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


          Oppenheimer acts as the non-exclusive placement agent for the Company and bears costs associated with its activities as placement agent. Oppenheimer compensates its account executives for their ongoing servicing of the accounts of Members with whom they have placed Interests. Oppenheimer compensates its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. In addition, in connection with initial and additional investments, investors may be charged sales commissions of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives. Oppenheimer may delegate any of its duties, functions or powers as placement agent to affiliated or unaffiliated third-parties to act as sub-placement agents for the Company and may compensate sub-placement agents for their services. The Company will not bear any of the costs associated with these arrangements.

          Prior to investing in the Company, prospective investors are encouraged to review the Company's most recent annual and semi-annual reports, which are available at no charge upon request by contacting the Company at (212) 667-4225 or on the SEC's Internet website at http://www.sec.gov. These reports contain financial statements of the Company and additional information regarding the Company's performance.

ELIGIBLE INVESTORS

          Each prospective investor is required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million (or $5 million for trusts or other entities) or any greater amount that may be required by applicable law or by the Board of Managers, in its sole discretion. Existing Members who subscribe for additional Interests are required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in a subscription agreement that must be completed by each prospective investor.

SALES CHARGE

          In connection with initial and additional investments, investors may be charged sales commissions of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives. Amounts paid as sales charges, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

          No Member or other person holding an Interest or a portion of an Interest acquired from a Member has the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below. (The Adviser has certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

          The Board of Managers, from time to time and in its sole discretion, may determine to cause the Company to repurchase Interests or portions thereof from Members (other than the Adviser in its capacity as the Special Advisory Member) pursuant to written tenders by Members on such terms and conditions as it may determine. In determining whether the Company should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board of Managers considers the recommendation of the Adviser. THE ADVISER EXPECTS THAT GENERALLY IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE COMPANY OFFER TO REPURCHASE INTERESTS FROM MEMBERS TWICE EACH YEAR, EFFECTIVE AT THE END OF JUNE AND AT THE END OF DECEMBER. The Board of Managers also considers the following factors, among others, in making its determination:

          o whether any Members have requested to tender Interests or portions thereof to the Company;

          o    the liquidity of the Company's assets;

          o the investment plans and working capital requirements of the Company;

          o the relative economies of scale with respect to the size of the Company;

          o the history of the Company in repurchasing Interests or portions thereof;

          o    the economic condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Company will repurchase Interests or portions thereof from Members pursuant to written tenders only on the terms and conditions that the Board of Managers determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms of the repurchase offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests from [______] during the period.

          The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years after the request.

          Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Board of Managers, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Company of all eligible written tenders of Interests or portions thereof from Members. If a Member tenders its entire Interest, subject to any extension of the offer, the Company will pay the Member an initial payment in cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Company Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to 95% of the estimated unaudited net asset value of the Interest tendered by the Member and accepted for repurchase by the Company, based on the Company's calculation of the estimated net asset value as of the valuation date specified in the offer to repurchase (the "Valuation Date"), net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member on the Valuation Date (the "Initial Payment"). The Initial Payment will be paid within 10 days following the Valuation Date and will not include interest.

          Payment pursuant to an offer to repurchase will also consist of a promissory note the neither bears interest nor is transferable (the "Note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interest tendered by the Member and accepted for purchase by the Company, as of the Valuation Date, determined based on the audited financial statements of the Company, over (b) the Initial Payment (the "Contingent Payment"). The Contingent Payment will include interest and will be paid to the tendering Member in cash promptly after completion of the audit of the financial statements of the Company for the fiscal year in which the repurchase was made. The audit of the Company's financial statements will be completed within 60 days after the end of each year. The Note will be credited to the account of the Member within 10 days after the expiration date of the offer and will be held in the Member's brokerage account with Oppenheimer.

          A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to the greater of: (1) the then applicable minimum initial investment requirement imposed by the Company, net of the Incentive Allocation, if any, that would be debited against the capital account if the Valuation Date were a date on which an Incentive Allocation would not normally be made (the "Tentative Incentive
Allocation") or (2) the amount of the Tentative Incentive Allocation. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained. Members that tender a portion of their Interest will be paid in cash and/or marketable securities an aggregate amount equal to 100% of the estimated unaudited net asset value of the Interest tendered by the Member and accepted for purchase by the Company, determined as of the Valuation Date, within 10 days after the Valuation Date.

          The Company intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount payable under the Note. Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to any policies that may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

          The Company may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that:

          o the Interest or a portion thereof has been transferred or the Interest or a portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

          o ownership of the Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          o continued ownership of the Interest may be harmful or injurious to the business or reputation of the Company, the Board of Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

          o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          o it would be in the best interests of the Company for the Company to repurchase the Interest or a portion thereof.

          In the event that the Adviser holds any Interest in its capital account as a Member, that Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company. The Adviser is also entitled to make withdrawals from its Special Advisory Account at the times described under "Capital Accounts and Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

          Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole and absolute discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances). Without limiting the foregoing, the Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer does not constitute a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion, and must be accompanied by a properly completed subscription agreement. The Board of Managers is not authorized under the Company Agreement to consent to a transfer of an Interest of a Member unless the entire Interest of the Member is transferred to a single transferee and after the transfer the balance of the capital account of the transferee is not less than the then applicable minimum investment requirement imposed by the Company, as determined under the Company Agreement and established by the Board of Managers. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

          Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer the Interest in accordance with the terms of the Company Agreement, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member. Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

          By subscribing for an Interest, each Member has agreed to indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

          The Adviser may not transfer its Interest as the Special Advisory Member.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF COMPANY OPERATIONS

          CLASSIFICATION OF THE COMPANY. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

          As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss in a manner that is consistent with the treatment of such item by the Company. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

          ALLOCATION OF PROFITS AND LOSSES. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

          Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's capital gain and loss (including short-term capital gain and long-term capital loss) and/or ordinary income and loss for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that such Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its Interest. There can be no assurance that, if the Board of Managers makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Company's gains or losses allocable to the remaining Members would be affected.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

          The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

          A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

          As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain and loss and/or ordinary income or loss to a withdrawing Member or the Special Advisory Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which

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


term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF COMPANY INVESTMENTS

          IN GENERAL. The Company expects to act as a trader, and not as a dealer, with respect to its securities transactions. A trader is a person who buys and sells securities for its own account. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation. The Company intends to take the position that its securities trading activity constitutes a trade or business for Federal income tax purposes.

          Generally, the gains and losses realized by a trader on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.

          The maximum ordinary income tax rate for individuals is 35%(1) and, in general, the maximum individual income tax rate for "Qualified Dividends"(2) and long-term capital gains is 15%(3) (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

----------

(1)  This rate is scheduled to increase to 39.6% in 2011.

(2) A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend thereon to be a Qualified Dividend.

(3) The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2008.

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


          The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(4)

          CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (E.G., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          As indicated above, the Company may acquire foreign currency forward contracts. Any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) the Company makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain

----------
(4) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.


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


options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract.

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

          For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF COMPANY INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(5) In addition,

----------
(5) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among three Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

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


the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2004, $142,700 or $71,350 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(6) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the expenses of the Company to the extent that the Company is engaged, as it expects to be, in a trade or business within the meaning of the Code. Although the Company intends to treat its expenses as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such expenses as investment expenses which are subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

          A Member will not be allowed to deduct syndication expenses, including placement fees, paid by such Member or the Company. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Company.

          APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS. The amount of any loss of the Company that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Company's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Company's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Company's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of the Company's liabilities) made by the Company to such

----------
(6) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Member and (ii) such Member's distributive share of the Company's realized losses and expenses.

          Similarly, a Member that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Company to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Company or any amount borrowed by the Member on a non-recourse basis.

          Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

          "PHANTOM  INCOME"  FROM  COMPANY  INVESTMENTS.   Pursuant  to  various
"anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

          It is possible that certain dividends and interest received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will pay since the amount of the Company's assets to be invested in various countries is not known.

          The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the


                                       64
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organization  directly  or  indirectly  through a  partnership  in which it is a partner.(7) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.

          The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(8) To the extent the Company recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Company

----------
(7) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(8)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

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


from time to time,(9) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

          To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(10) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return

----------
(9) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(10) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

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


(both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Interest in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Company will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

TAX SHELTER REPORTING REQUIREMENTS

          Under recently issued Regulations, the activities of the Company may include one or more "reportable transactions," requiring the Company and, in certain circumstances, a Member to file information returns as described below. In addition, the Adviser and other material advisors to the Company may each be required to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Company's investors, and the Service could inspect such lists upon request.

          A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds,(11) or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from a Section 988 transaction (see "Currency Fluctuations - 'Section 988' Gains or Losses" above).

          The Service has published guidance exempting many of the Company's transactions from the reporting requirements, provided that the Company has a "qualifying basis" in the assets underlying the transaction. Assets with a "qualifying basis" include, among others, certain assets purchased by the Company for cash. However, even if the Company has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the2 reporting requirements unless it is marked to market under the Code (e.g., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity, and (iv) certain foreign currency transactions which generate an ordinary loss (see "Currency Fluctuations - 'Section 988' Gains or Losses" above).

          The Regulations require the Company to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Company participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Company is required to file Form 8886 with its tax return. The Company and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Company intends to notify the Members that it believes (based on information available to the Company) are required to report a transaction of the Company, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the Company's transactions.

          Under the above rules, a Member's recognition of a loss upon its disposition of an Interest could also constitute a "reportable transaction" for such Member. Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

----------
(11) For non-corporate members, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate members, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above.

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


STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          The Company, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Company.

          Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. However, as described above, the Company expects to be in a trade or business within the meaning of the Code. Accordingly, although there can be no assurance, the foregoing limitations should not apply to a Member's share of any of the Company's expenses.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(12) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances,

----------
(12) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

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


elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Company's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Company may not qualify as a portfolio investment partnership.

          New York State has recently enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Company may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Company's own account.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

          Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Company.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Company.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things,

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


the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects - Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether making such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Adviser nor any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Company.

          A Benefit Plan that proposes to invest in the Company will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest in the Company was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, the Managers or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of the Adviser, the Managers, or their affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser, the Managers or their affiliates, as a primary basis for the decision to invest in the Company.

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


          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

          THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT THAT ARE NOT DESCRIBED ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER INTERESTS

          Persons who purchase Interests will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company. The Adviser, or its successor as investment adviser of the Company, is also the Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The Interest of the Special Advisory Member does not participate in the income or gains of the Company, has no voting rights and has no right to a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute to the Company as Special Advisory Member.

LIABILITY OF MEMBERS

          Under Delaware law and the Company Agreement, each Member is liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF BOARD OF MANAGERS

          The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

          The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including a majority of the Independent Managers if required by the 1940 Act) and without the approval of the Members, unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company. In addition, the Board of Managers may at any time, without the consent of the other Members of the Company, amend the Company Agreement, among other things, to satisfy the requirements or to reflect any relaxation of such requirements in the future of any applicable law or regulations.

POWER OF ATTORNEY

          By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

          The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

          The Company shall be dissolved:

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


          o upon the affirmative vote to dissolve the Company by: (1) the Board of Managers; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          o upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if that Interest has not been repurchased by the Company;

          o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

          o    as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board of Managers will promptly appoint the Company's administrator as the liquidator of the Company (or another liquidator, if the Board of Managers does not appoint the administrator to act as liquidator or is unable to perform this function) and the administrator will liquidate the business and administrative affairs of the Company. The liquidator is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations - Allocation of Net Profits and Net Losses."

          Upon the liquidation of the Company,  its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

          The Company furnishes to Members as soon as practicable after the end of each taxable year the information that is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Company also sends to Members an unaudited semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Company's operations during the period are also sent to Members.

FISCAL YEAR

          The  Company's  fiscal year is the 12-month  period ending on December
31.

PRIVACY POLICY

          The Board of Managers has adopted a privacy policy on behalf of the Company. A copy of the Company's privacy policy, which has also been adopted by the Adviser, is attached hereto as Appendix C.

ACCOUNTANTS AND LEGAL COUNSEL

          The Board of Managers has selected [_____] as the independent public accountants of the Company. [______] principal business address is [_______].

          Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Company and to the Adviser in connection with this Confidential Memorandum and as legal counsel to the Adviser, OAM and their affiliates with respect to certain other matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Managers.

CUSTODIAN

          [________] serves as the primary custodian of the Company's assets, and may maintain custody of the Company's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. [__________] principal business address is [__________].

INQUIRIES

          Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:


                      Advantage Advisers Management, L.L.C.
                      200 Park Avenue
                      New York, New York  10166
                      Telephone:  (212) 667-4225
                      Telecopier:  (212) 667-4997


                                    * * * * *

          All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                                                                      APPENDIX A


                      ------------------------------------

                               ADVANTAGE ADVISERS

                             TECHNOLOGY FUND, L.L.C.

                     (A Delaware Limited Liability Company)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                              Dated as of _________

                      ------------------------------------


                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 667-4225

                                TABLE OF CONTENTS

                                                                           PAGE


ARTICLE I.            DEFINITIONS.............................................1

ARTICLE II.           ORGANIZATION; ADMISSION OF MEMBERS......................9
     2.1      Formation of Limited Liability Company..........................9
     2.2      Name    ........................................................9
     2.3      Principal and Registered Office.................................9
     2.4      Duration .......................................................9
     2.5      Objective and Business of the Company...........................9
     2.6      Board of Managers..............................................10
     2.7      Members .......................................................10
     2.8      Special Advisory Member........................................11
     2.9      Organizational Member..........................................11
     2.10     Both Managers and Members......................................11
     2.11     Limited Liability..............................................11

ARTICLE III.          MANAGEMENT.............................................11
     3.1      Management and Control.........................................11
     3.2      Actions by the Board of Managers...............................12
     3.3      Meetings of Members............................................13
     3.4      Custody of Assets of the Company...............................13
     3.5      Other Activities of Members and Managers.......................14
     3.6      Duty of Care...................................................14
     3.7      Indemnification................................................14
     3.8      Fees, Expenses and Reimbursement...............................16

ARTICLE IV.           TERMINATION OF STATUS OF ADVISER  AND
                      MANAGERS, TRANSFERS AND REPURCHASES....................18
     4.1      Termination of Status of the Adviser...........................18
     4.2      Termination of Status of a Manager.............................18
     4.3      Removal of the Managers........................................18
     4.4      Transfer of Interests of Members...............................18
     4.5      Transfer of Interests of Special Advisory Member...............19
     4.6      Repurchase of Interest.........................................19

ARTICLE V.            CAPITAL................................................22
     5.1      Contributions to Capital.......................................22
     5.2      Rights of Members to Capital...................................22
     5.3      Capital Accounts...............................................23
     5.4      Allocation of Net Profit and Loss; Allocation of
              Offering Costs.................................................23
     5.5      Allocation of Insurance Premiums and Proceeds..................23
     5.6      Reserves ......................................................24
     5.7      Incentive Allocation...........................................25
     5.8      Allocation of Organizational Expenses..........................25
     5.9      Tax Allocations................................................26

     5.10     Distributions...................................................27
     5.11     Withholding.....................................................27
     5.12     Foreign Withholding.............................................28

ARTICLE VI.           DISSOLUTION AND LIQUIDATION.............................28
     6.1      Dissolution.....................................................28
     6.2      Liquidation of Assets...........................................29

ARTICLE VII.          ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS............30
     7.1      Accounting and Reports..........................................30
     7.2      Determinations by the Board of Managers.........................30
     7.3      Valuation of Assets.............................................31

ARTICLE VIII.         MISCELLANEOUS PROVISIONS................................31
     8.1      Amendment of Limited Liability Company Agreement................31
     8.2      Special Power of Attorney.......................................32
     8.3      Notices ........................................................33
     8.4      Agreement Binding Upon Successors and Assigns...................33
     8.5      Applicability of 1940 Act and Form N-2..........................34
     8.6      Choice of Law; Arbitration......................................34
     8.7      Not for Benefit of Creditors....................................35
     8.8      Consents .......................................................35
     8.9      Merger and Consolidation........................................35
     8.10     Pronouns .......................................................35
     8.11     Confidentiality.................................................36
     8.12     Certification of Non-Foreign Status.............................36
     8.13     Severability....................................................37
     8.14     Filing of Returns...............................................37
     8.15     Tax Matters Partner.............................................37
     8.16     Section 754 Election............................................38

                               ADVANTAGE ADVISERS
                             TECHNOLOGY FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

              THIS LIMITED LIABILITY COMPANY AGREEMENT of Advantage Advisers Technology Fund, L.L.C. (the "Company") is dated as of __________ by and among Jesse H. Ausubel, Lawrence Becker, James E. Buck, Luis F. Rubio, and Janet L. Schinderman as the Managers, Advantage Advisers Management, L.L.C., as the Special Advisory Member, A. Tyson Arnedt, as the Organizational Member, and those persons hereinafter are admitted as Members.

                              W I T N E S S E T H :

              WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on January __, 2003;

              NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:


                             ----------------------

                                 ARTICLE I.

                                   DEFINITIONS

                             ----------------------

                  For purposes of this Agreement:


       Administrator               The   person  who   provides   administrative
                                   services  to  the  Company   pursuant  to  an
                                   administrative services agreement.

       Adviser Advantage Advisers Management, L.L.C., a limited liability company organized under Delaware law, or any person who may hereinafter serve as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

       Advisers Act                The  Investment  Advisers Act of 1940 and the
                                   rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       Affiliate                   An affiliated  person as such term is defined
                                   by the 1940 Act of a person.

       Agreement                   This Limited Liability Company Agreement,  as
                                   amended from time to time.

       Allocation Change           With   respect   to  each   Member  for  each
                                   Allocation Period, the difference between:

                                      (1)  the  sum of (a) the  balance  of such
                                           Member's  Capital  Account  as of the
                                           close of the Allocation Period (after
                                           giving effect to all  allocations  to
                                           be  made  to  such  Member's  Capital
                                           Account  as of such date  other  than
                                           any   Incentive   Allocation   to  be
                                           debited against such Member's Capital
                                           Account), plus (b) any debits to such
                                           Member's  Capital  Account during the
                                           Allocation   Period  to  reflect  any
                                           actual  or  deemed  distributions  or
                                           repurchases   with  respect  to  such
                                           Member's   Interest,   plus  (c)  any
                                           debits  to  such   Member's   Capital
                                           Account during the Allocation  Period
                                           to  reflect  any  Insurance  premiums
                                           allocable  to such  Member,  plus (d)
                                           any debits to such  Member's  Capital
                                           Account during the Allocation  Period
                                           to  reflect  any items  allocable  to
                                           such   Member's    Capital    Account
                                           pursuant to Section 5.7 hereof; and

                                      (2)  the  sum of (a) the  balance  of such
                                           Member's  Capital  Account  as of the
                                           commencement    of   the   Allocation
                                           Period,  plus (b) any credits to such
                                           Member's  Capital  Account during the
                                           Allocation   Period  to  reflect  any
                                           contributions  by such  Member to the
                                           capital of the Company,  plus (c) any
                                           credits  to  such  Member's   Capital
                                           Account during the Allocation  Period
                                           to  reflect  any  Insurance  proceeds
                                           allocable to such Member.

                                   If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause
                                   (2)  exceeds the amount  specified  in clause
                                   (1), such difference shall be a Negative Allocation Change.

       Allocation Period           With  respect  to  each  Member,  the  period
                                   commencing  as of the  date of  admission  of
                                   such Member to the  Company,  and  thereafter
                                   each   period   commencing   as  of  the  day
                                   following  the  last  day  of  the  preceding
                                   Allocation   Period  with   respect  to  such
                                   Member, and ending at the close of business on the first to occur of the following:

                                      (1)  the last day of a Fiscal Year;

                                      (2)  the  day  as  of  which  the  Company
                                           repurchases  the entire  Interest  of
                                           such Member;

                                      (3)  the  day  as  of  which  the  Company
                                           admits  as  a  substituted  Member  a
                                           person to whom the  Interest  of such
                                           Member has been  Transferred  (unless
                                           there  is  no  change  of  beneficial
                                           ownership); and

                                      (4)  the  day as of  which  the  Adviser's
                                           status as the Special Advisory Member
                                           is terminated pursuant to Section 4.1
                                           hereof.

       Board of Managers           The Board of Managers established pursuant to
                                   Section 2.6.

       Capital Account             With  respect  to each  Member,  the  capital
                                   account  established and maintained on behalf
                                   of  each  Member   pursuant  to  Section  5.3
                                   hereof.

       Capital Percentage          A percentage  established  for each Member on
                                   the  Company's   books  as  of  each  Expense
                                   Allocation Date. The Capital  Percentage of a
                                   Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal
                                   100%.

       Certificate                 The  Certificate  of Formation of the Company
                                   and any amendments thereto as filed with the office of the Secretary of State of Delaware.

       Closing Date                The  first  date on or as of  which a  Member
                                   other  than  the  Organizational   Member  is
                                   admitted to the Company.

       Code The United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

       Company                     The  limited   liability   company   governed
                                   hereby, as such limited liability company may from time to time be constituted.

       Delaware Act                The Delaware Limited Liability Company Act as
                                   in effect on the date hereof and as amended from time to time, or any successor law.

       Expense Allocation Date     The Closing Date, and thereafter  each day on
                                   or before December 31, 2004, as of which a contribution to the capital of the Company is made pursuant to Section 5.1 hereof.

       Oppenheimer                 Oppenheimer  & Co.  Inc.  or  any   successor
                                   thereto.

       Oppenheimer Services        Such  administrative  services as Oppenheimer
                                   shall provide to the Company pursuant to a separate written agreement with the Company as contemplated by Section 3.8(a) hereof.

       Fiscal Period               The period  commencing  on the Closing  Date,
                                   and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                      (1)  the last day of a Fiscal Year;

                                      (2)  the day preceding any day as of which
                                           a contribution  to the capital of the
                                           Company is made  pursuant  to Section
                                           5.1 hereof; or

                                      (3)  any   day  on   which   the   Company
                                           repurchases  any  Interest or portion
                                           of an Interest of any Member; or

                                      (4)  any day (other than one  specified in
                                           clause  (2)  above) as of which  this
                                           Agreement  provides for any amount to
                                           be credited to or debited against the
                                           Capital Account of any Member,  other
                                           than an amount to be  credited  to or
                                           debited against the Capital  Accounts
                                           of all  Members  in  accordance  with
                                           their      respective      Investment
                                           Percentages.

       Fiscal Year                 The period commencing on the Closing Date and
                                   ending on December 31, 2004, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year
                                   (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company that is a permissible taxable year under the Code.

       Form N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

       Incentive Allocation        With  respect  to  each  Member,  20%  of the
                                   amount,  determined  as of the  close of each
                                   Allocation   Period  with   respect  to  such
                                   Member,   by  which  such  Member's  Positive
                                   Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

       Independent Managers        Those   Managers  who  are  not   "interested
                                   persons," as such term is defined by the 1940
                                   Act, of the Company.

       Insurance                   One or more "key man"  insurance  policies on
                                   the life of any principal of a member of the Adviser, the benefits of which are payable to the Company.

       Interest The entire ownership interest in the Company at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to
                                   Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

       Investment Advisory         A separate written agreement entered into  by
       Agreement                   the  Company  pursuant  to which the  Adviser
                                   provides investment advisory services to the Company.

       Investment Percentage       A percentage  established  for each Member on
                                   the  Company's  books as of the  first day of
                                   each Fiscal Period. The Investment Percentage
                                   of a  Member  for a  Fiscal  Period  shall be
                                   determined  by  dividing  the  balance of the
                                   Member's    Capital   Account   as   of   the
                                   commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.
                                   The sum of the Investment Percentages of all Members for each Fiscal Period shall equal
                                   100%.

       Loss Recovery Account       A  memorandum  account to be  recorded in the
                                   books and records of the Company with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                                      (1)  As of the  first  day after the close
                                           of each  Allocation  Period  for such
                                           Member,   the  balance  of  the  Loss
                                           Recovery  Account  shall be increased
                                           by  the  amount,   if  any,  of  such
                                           Member's  Negative  Allocation Change
                                           for such Allocation  Period and shall
                                           be  reduced  (but not below  zero) by
                                           the amount,  if any, of such Member's
                                           Positive  Allocation  Change for such
                                           Allocation Period.

                                      (2)  The  balance  of  the  Loss  Recovery
                                           Account  shall  be  reduced  (but not
                                           below  zero) as of the first  date as
                                           of which the Capital  Account balance
                                           of any  Member is reduced as a result
                                           of   repurchase   or  transfer   with
                                           respect to such Member's  Interest by
                                           an amount  determined by  multiplying
                                           (a) such  positive  balance  by (b) a
                                           fraction,  (i) the numerator of which
                                           is  equal  to  the   amount   of  the
                                           repurchase or transfer,  and (ii) the
                                           denominator  of which is equal to the
                                           balance  of  such  Member's   Capital
                                           Account   immediately  before  giving
                                           effect   to   such    repurchase   or
                                           transfer.

                                   No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

       Manager An individual designated as a manager of the Company pursuant to the provisions of Section
                                   2.6 hereof and who serves on the Board of Managers of the Company.

       Member Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.6 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member, and shall not include the Special Advisory Member.

       Negative Allocation Change  The meaning given such term in the definition of Allocation Change.

       Net Assets                  The total value of all assets of the Company,
                                   less an amount  equal to all  accrued  debts,
                                   liabilities  and  obligations of the Company,
                                   calculated   before   giving  effect  to  any
                                   repurchases of Interests to be effected as of the date such value is determined.

       Net Profit or Net Loss      The  amount by which the Net Assets as of the
                                   close of business on the last day of a Fiscal
                                   Period  exceed (in the case of Net Profit) or
                                   are less  than (in the case of Net  Loss) the
                                   Net Assets as of the commencement of the same
                                   Fiscal   Period  (or,  with  respect  to  the
                                   initial Fiscal Period of the Company, as of close of business on the Closing Date), such amount to be adjusted to exclude:

                                      (1)  the amount of any Insurance  premiums
                                           or proceeds to be allocated among the
                                           Capital   Accounts   of  the  Members
                                           pursuant to Section 5.5 hereof;

                                      (2)  any items to be  allocated  among the
                                           Capital  Accounts of the Members on a
                                           basis which is not in accordance with
                                           the respective Investment Percentages
                                           of all Members as of the commencement
                                           of such  Fiscal  Period  pursuant  to
                                           Sections 5.6 and 5.7 hereof; and

                                      (3)  Organizational   Expenses   allocated
                                           among  the  Capital  Accounts  of the
                                           Members   pursuant   to  Section  5.9
                                           hereof.

       1940 Act The Investment Company Act of 1940, as amended and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       Organizational Expenses     The  expenses  incurred  by  the  Company  in
                                   connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

       Organizational Member       A. Tyson Arnedt

       Positive Allocation Change  The meaning given such term in the definition of Allocation Change.

       Securities                  Securities  (including,  without  limitation,
                                   equities,  debt  obligations,   options,  and
                                   other "securities" as that term is defined in
                                   Section  2(a)(36)  of the  1940  Act) and any
                                   contracts  for forward or future  delivery of
                                   any security, debt obligation or currency, or
                                   commodity,    all   manner   of    derivative
                                   instruments  and any  contracts  based on any
                                   index   or   group   of   securities,    debt
                                   obligations or currencies, or commodities, and any options thereon.

       Special Advisory Account    A capital account  established and maintained
                                   on  behalf  of the  Special  Advisory  Member
                                   pursuant to Section 5.3 hereof solely for the
                                   purpose   of    receiving    the    Incentive
                                   Allocation.

       Special Advisory Member     The Adviser in its capacity as the investment
                                   adviser to the Company.

       Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                            -------------------------

                                  ARTICLE II.

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

       2.1    Formation of Limited Liability Company.

              The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

       2.2    Name.

              The name of the Company shall be "Advantage Advisers Technology Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

       2.3    Principal and Registered Office.

              The Company shall have its principal office at 200 Park Avenue, New York, New York 10166, or at such other place designated from time to time by the Board of Managers.

              The Company shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

       2.4    Duration.

              The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

       2.5    Objective and Business of the Company.

              (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

              (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers or set forth in the 1940 Act.

       2.6    Board of Managers.

              (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Managers to the Board of Managers. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section
3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers but, at the Closing Date, shall not be less than three.

              (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

              (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

       2.7    Members.

              The Board of Managers may admit one or more Members at such times as may be determined by the Board of Managers. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject any subscription for an Interest. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

       2.8    Special Advisory Member.

              Upon signing this Agreement, the Adviser shall be admitted to the Company as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at any time the Investment Advisory Agreement between the Company and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Company to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

       2.9    Organizational Member.

              Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction.

       2.10   Both Managers and Members.

              A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

       2.11   Limited Liability.

              Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.


                           --------------------------

                                  ARTICLE III.

                                  MANAGEMENT

                           --------------------------

       3.1    Management and Control.

              (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the

Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser to the Company. During such time period, Oppenheimer shall continue to provide the Oppenheimer Services to the Company.

              (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

              (c) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

              (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

       3.2    Actions by the Board of Managers.

              (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

              (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

       3.3    Meetings of Members.

              (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

              (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

              (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

       3.4    Custody of Assets of the Company.

              The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

       3.5    Other Activities of Members and Managers.

              (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

              (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

       3.6    Duty of Care.

              (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

              (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

       3.7    Indemnification.

              (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

              (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

              (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

              (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

              (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

              (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

       3.8    Fees, Expenses and Reimbursement.

              (a) So long as Oppenheimer provides Oppenheimer Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by Oppenheimer and the Company pursuant to a separate written agreement.

              (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by him or her in performing his or her duties under this Agreement.

              (c) The Company shall bear all expenses incurred in the business of the Company other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by Oppenheimer pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the Company include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                  (2) all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                  (3) attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

                  (4) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                  (5) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company;

                  (6) the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or its Managers;

                  (7)   any fees payable to Oppenheimer for Oppenheimer Services
                        and  the  fees  of  custodians  and  persons   providing
                        administrative services to the Company;

                  (8) all expenses of computing the Company's net asset value, including any equipment or services obtained for such purposes;

                  (9) all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                  (10) such other types of expenses as may be approved from time to time by the Board of Managers, other than those required to be borne by the Adviser or Oppenheimer.

The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

              (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                  ARTICLE IV.

                        TERMINATION OF STATUS OF ADVISER
                     AND MANAGERS, TRANSFERS AND REPURCHASES

                        ---------------------------------

       4.1    Termination of Status of the Adviser.

              The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

       4.2    Termination of Status of a Manager.

              The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

       4.3    Removal of the Managers.

              Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

       4.4    Transfer of Interests of Members.

              (a) An  Interest  of a  Member  may  be  Transferred  only  (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Company to ensure that such pledge, transfer, or assignment will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

              (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act and believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor rules thereto; (ii) the entire Interest of the Member is Transferred to a single transferee; and (iii) after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than the applicable minimum investment requirement established by the Board of Managers. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

              (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

       4.5    Transfer of Interests of Special Advisory Member.

              The Adviser may not Transfer its Interest as the Special Advisory Member.

       4.6    Repurchase of Interest.

              (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Managers may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

                  (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                  (2)   the liquidity of the Company's assets;

                  (3) the investment plans and working capital requirements of the Company;

                  (4) the relative economies of scale with respect to the size of the Company;

                  (5) the history of the Company in repurchasing Interests or portions thereof;

                  (6)   the economic condition of the securities markets; and

                  (7)   the  anticipated   tax   consequences  of  any  proposed
                        repurchases of Interests or portions thereof.

The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

              (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance in such minimum amount as may, from time to time, be determined by the Managers.

              (c) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Company under Section 4.6(a) hereof.

              (d) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board of Managers within 60 days of the effective date of such termination, tender to the Company for repurchase all or any portion of its Special Advisory Account. Not later than thirty (30) days after the receipt of such notice, the Board of Managers shall cause such tendered portion of the Special Advisory Account to be repurchased by the Company for cash.

              (e) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                  (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, adjudication of incompetency of a Member;

                  (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                  (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Adviser, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof.

              (f) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of the Company's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note which need not bear interest, in an aggregate amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the expiration date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All such repurchases shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

                      ------------------------------------

                                   ARTICLE V.

                                     CAPITAL

                      ------------------------------------

       5.1    Contributions to Capital.

              (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

              (b) The Members and the Adviser, as a Member, may make additional contributions to the capital of the Company in such amounts as the Board of Managers, in its discretion, may determine from time to time, and effective as of such times as the Board of Managers in its discretion may permit, subject to
Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in
Section 5.7 hereof.

              (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

       5.2    Rights of Members to Capital.

              No Member shall be entitled to interest on his contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

       5.3    Capital Accounts.

              (a) The Company shall maintain a separate Capital Account for each Member.

              (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

              (c) Each Member's Capital Account shall be increased by the sum of
(i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under Section 752 of the
Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.9 hereof.

              (d) Each Member's  Capital  Account shall be reduced by the sum of
(i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.9 hereof.

              (e) The Company shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.7 hereof. The Special Advisory Account shall have an initial balance of zero.

       5.4    Allocation of Net Profit and Loss; Allocation of Offering Costs.

              As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

       5.5    Allocation of Insurance Premiums and Proceeds.

              (a) Any premiums payable by the Company for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Company during such Fiscal Period in accordance with such Member's Investment Percentage for such Fiscal Period.

              (b) Proceeds, if any, to which the Company may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Company during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Investment Percentage for such Fiscal Period.

              (c) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

       5.6    Reserves.

              (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

              (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

              (c) If any  amount is  required  by  paragraph  (a) or (b) of this
Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

       5.7    Incentive Allocation.

              (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of Oppenheimer or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

              (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

       5.8    Allocation of Organizational Expenses.

              (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

              (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.8 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

       5.9    Tax Allocations.

              For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and
1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation ss. 1.704-1(b)(2)(ii)(d).

              If the Company realizes ordinary income and/or capital gains (including short-term capital gains) for Federal income tax purposes (collectively "income") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such income as follows: (i) to allocate such income among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such income shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.3.

              If the Company realizes ordinary losses and/or capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, PRO RATA in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.3.

              As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of such repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.9 equal to its Positive Basis as of the effective date of such repurchase.

              As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.9 equal to its Negative Basis as of the effective date of such repurchase.

              Notwithstanding anything to the contrary in the foregoing, if the Company realizes taxable income and gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under
Section 5.7 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its Interest as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis," for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal which it elects to contribute as a Member to the Company as of the date of the withdrawal of the Incentive Allocation.

       5.10   Distributions.

              (a) The Board of Managers may, in its sole discretion, authorize the Company to make distributions in cash at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

              (b) The Board of Managers may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

       5.11   Withholding.

                     (1) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

                     (2) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such member pursuant to this Agreement and reducing the Capital Account of such Member.

       5.12   Foreign Withholding.

              Notwithstanding any provision of this Agreement to the contrary, the Board of Managers shall withhold and pay over to the Internal Revenue Service, pursuant to Section 1441, 1442, 1445 or 1446 of the Code, or any successor provisions, at such times as required by such Sections, such amounts as the Company is required to withhold under such Sections, as from time to time are in effect. To the extent that a foreign Member claims to be entitled to a reduced rate of, or exemption from, U.S. withholding tax pursuant to an applicable income tax treaty, or otherwise, the foreign Member shall furnish the Board of Managers with such information and forms as such foreign Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each foreign Member represents and warrants that any such information and forms furnished by such foreign Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

              Any amount of withholding taxes withheld and paid over by the Board of Managers with respect to a foreign Member's distributive share of the Company's gross income, income or gain shall be treated as a distribution to such foreign Member and shall be charged against the Capital Account of such foreign Member.


                           --------------------------

                                  ARTICLE VI.

                           DISSOLUTION AND LIQUIDATION

                           ---------------------------

       6.1    Dissolution.

              The Company shall be dissolved:

                  (1)   upon the  affirmative  vote to dissolve  the Company by:
                        (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with
                        Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                  (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company;

                  (4)   as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

       6.2    Liquidation of Assets.

              (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis;

                  (3) The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.7 hereof; and

                  (4) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
                        Section 6.2(a)(3).

              (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made

(i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


                          -----------------------------

                                  ARTICLE VII.

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

       7.1    Accounting and Reports.

              (a) The Company shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

              (b) After the end of each taxable year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

              (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

       7.2    Determinations by the Board of Managers.

              (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

              (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

       7.3    Valuation of Assets.

              (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

              (b) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


                           ---------------------------

                                 ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

       8.1    Amendment of Limited Liability Company Agreement.

              (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

              (b) Any amendment that would:

                  (1)   increase  the   obligation  of  a  Member  to  make  any
                        contribution to the capital of the Company;

                  (2) reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

                  (3)   modify  the  events  causing  the   dissolution  of  the
                        Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have its entire Interest repurchased by the Company.

              (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1)   restate  this  Agreement  together  with any  amendments
                        hereto  that  have  been  duly  adopted  in   accordance
                        herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in
                        Section 7704(b) of the Code.

              (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

       8.2    Special Power of Attorney.

              (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

              (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

              (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

       8.3    Notices.

              Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

       8.4    Agreement Binding Upon Successors and Assigns.

              This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

       8.5    Applicability of 1940 Act and Form N-2.

              The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

       8.6    Choice of Law; Arbitration.

              (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

              (b) Unless otherwise agreed in writing, each Member and the Special Advisory Member agree to submit all controversies arising between Members or one or more Members or the Special Advisory Member and the Company to arbitration in accordance with the provisions set forth below and understands that:

                  (1)   arbitration is final and binding on the parties;

                  (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

                  (3) pre-arbitration discovery is generally more limited and different from court proceedings;

                  (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                  (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

              (c) All controversies that may arise among Members and one or more Members or the Special Advisory Member and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or Special Advisory Member or entity instituting the arbitration may elect. If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the

Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

              (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

       8.7    Not for Benefit of Creditors.

              The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

       8.8    Consents.

              Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

       8.9    Merger and Consolidation.

              (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

              (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

       8.10   Pronouns.

              All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

       8.11   Confidentiality.

              (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

              (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

              (c) Each  Member  recognizes  that in the event that this  Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

              (d) Notwithstanding anything herein to the contrary, the Member may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

       8.12   Certification of Non-Foreign Status.

              Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

       8.13   Severability.

              If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

       8.14   Filing of Returns.

              The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

       8.15   Tax Matters Partner.

              (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

              (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Partner") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial Interests holding such interests through such Pass-Thru Partner. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

       8.16   Section 754 Election.

              In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

              THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

              IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this
Agreement as of the day and year first above written.

                                         ORGANIZATIONAL MEMBER:

                                         /s/ A. Tyson Arnedt
                                         -----------------------------------
                                         Name:  A. Tyson Arnedt

                                         MANAGERS:

                                         /s/ Jesse H. Ausubel
                                         -----------------------------------
                                         Name:  Jesse H. Ausubel

                                         /s/ Lawrence Becker
                                         -----------------------------------
                                         Name:  Lawrence Becker

                                         /s/ James E. Buck
                                         -----------------------------------
                                         Name:  James E. Buck

                                         /s/ Luis F. Rubio
                                         -----------------------------------
                                         Name:  Luis F. Rubio

                                         /s/ Janet L. Schinderman
                                         -----------------------------------
                                         Name:  Janet L. Schinderman

                                         MEMBERS:

                                         Each  person  who  shall  sign a Member
                                         Signature   Page   and  who   shall  be
                                         accepted  by the Board of  Managers  to
                                         the Company as a Member.

                                         SPECIAL ADVISORY MEMBER:

                                         ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

                                          By:  Oppenheimer Asset Management Inc.
                                               Managing Member

                                          By:
                                               ---------------------------------
                                               Name:  Dennis P. McNamara
                                               Title: Senior Vice President

                                                                      APPENDIX B

                     COMPOSITE PERFORMANCE RECORD OF ALKEON
                         TECHNOLOGY SECTOR ACCOUNTS (a)

              Alkeon and its founder, Mr. Panayotis ("Takis") Sparaggis, are primarily responsible for the investment performance record set forth herein. Personnel of Alkeon, including Mr. Sparaggis who will serve as the portfolio manager of the Company, will manage the Company's investment portfolio on behalf of the Adviser under the supervision of OAM. This appendix contains the investment record of certain accounts managed by Alkeon ("Alkeon Technology Sector Accounts"). The investment performance record has not been audited and reflects reinvestment of dividends. The investment performance record contains composite performance data for all accounts managed by Alkeon Capital pursuant to investment objectives, policies and strategies substantially similar to that which will be utilized to manage the Company's investment portfolio. The investment performance record reflects the deduction of actual fees, allocations and expenses paid by these accounts and has not been adjusted to reflect the fees and expenses to be borne by the Company and Members (which may be higher than those charged to the Alkeon Technology Sector Accounts) or the payment of a sales charge, each of which would have reduced the performance shown. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE COMPANY AND THOSE OF THE ACCOUNTS COMPRISING THE COMPOSITE INVESTMENT PERFORMANCE PRESENTED BELOW. PERFORMANCE OF THE COMPANY WILL DIFFER FROM THAT OF THE ACCOUNTS COMPRISING THE COMPOSITE. THESE ACCOUNTS ARE NOT ALL SUBJECT TO THE SAME INVESTMENT RESTRICTIONS AND LIMITATIONS IMPOSED ON THE COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. WERE THESE RESTRICTIONS AND LIMITATIONS APPLICABLE TO ALL OF THE ALKEON TECHNOLOGY SECTOR ACCOUNTS, THEIR PERFORMANCE MIGHT HAVE BEEN ADVERSELY AFFECTED.

              This data should be read in conjunction with the notes thereto. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. Investing in the Company involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Company from sources believed to be accurate, but the Company makes no warranty as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Technology Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Company, the Adviser or Oppenheimer, nor any of their respective affiliates, has independently verified the information presented below and none of the foregoing is responsible for this information, including information about the S&P 500 Index or the S&P Technology Index.

              The investment record of Alkeon occurred in a period of primarily strong stock market performance, especially in the technology sector, which cannot be assumed over the long term.


                                                                            ALKEON
                                                                      TECHNOLOGY SECTOR       S&P
                                                                       ACCOUNTS (ALKEON   TECHNOLOGY       S&P 500
                           PERIOD (b)                                 PERSONNEL) (c)(d)    INDEX (e)      INDEX (f)
                           ----------                                 -----------------    ---------      ---------
Year ended December 31, 1997 (g) ......................................     -0.51%           -6.35%           1.72%
Year ended December 31, 1998 ..........................................     42.05%           77.64%          28.57%
Year ended December 31, 1999 ..........................................     96.08%           78.43%          21.04%
Year ended December 31, 2000 ..........................................      0.57%          -40.97%          -9.10%
Year ended December 31, 2001 ..........................................     -0.84%          -26.00%         -11.88%
Year ended December 31, 2002 ..........................................     -5.80%          -37.41%         -22.10%
Period ended October 31, 2003 .........................................     35.61%           41.17%          21.21%
Cumulative Return
     December 1, 1997-October 31, 2003 ................................    252.99%           14.57%          19.72%
Compound Annualized Return
     December 1, 1997-October 31, 2003 ................................     23.75%            2.33%           3.09%
Beta (h) ..............................................................     0.863            1.835            1.00
Standard Deviation (i) ................................................     24.91%           39.53%          18.04%


NOTES:

       (a) The performance information (above and in the following table) reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Company's proposed fees and expenses (which will be higher than those charged to certain of the Alkeon Technology Sector Accounts), which would have reduced the performance shown. Alkeon Technology Sector Accounts performance calculated for the most recent 1- and 5-year and since inception periods ended October 31, 2003 are as follows:


                                                                                  1-YEAR      5-YEAR    INCEPTION
                                                                                  ------      ------    ---------
     Alkeon Technology Sector Accounts .....................................       34.70%     24.67%      23.75%
     S&P Technology Index ..................................................       41.20%     -2.52%       2.33%
     S&P 500 Index .........................................................       20.80%      0.53%       3.09%


       (b) Except for the partial periods in 1997 and 2003, all annual periods are for the 12 months ended December 31.

       (c) The performance information is for accounts currently managed by Alkeon (and prior to its founding, certain personnel of Alkeon, including Mr. Sparaggis, then managing accounts for CIBC World Markets Corp.) and results from applying an investment philosophy and methodology that is substantially similar to that which is expected to be used by Alkeon personnel in managing the assets of the Company on behalf of the Adviser. However, the Company's investments will be made under different economic conditions and likely will include different portfolio securities. This performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

       (d) At all times under consideration, assets of the Alkeon Technology Sector Accounts were between $7.2 million and $914 million. The performance consists of one account from December 1997 through January 1998, increasing to eight accounts beginning in January 2003.

       (e) The Standard & Poor's Technology Index is an unmanaged capitalization-weighted index of all stocks designed to measure the performance of the technology sector of the Standard & Poor's 500 Index. This index was developed commencing with the period 1941-1943. The rate of return of this index has been adjusted to reflect reinvestment of dividends, but has not been adjusted to reflect the Incentive Allocation or the fees and expenses directly or indirectly borne by investors in the Company. The statistical data for this index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. Alkeon does not restrict the selection of securities to those comprising this index and Alkeon will not do so in managing the assets of the Company. Accordingly, the performance of the Alkeon Technology Sector Accounts set forth above and the performance of this index may not be comparable.

       (f) The Standard & Poor's Composite Index of 500 Stocks (the "Index" or "S&P 500") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The S&P 500 is a well-known, unmanaged, broad based stock market index which contains only seasoned equity securities. Alkeon does not restrict the selection of securities to those comprising the Index and Alkeon will not do so in managing the assets of the Company. Accordingly, the performance of the Alkeon Capital Technology Sector Accounts set forth above and the performance of the Index may not be comparable.

       (g) Returns for 1997 are for the period December 1, 1997 through December 31, 1997, when Mr. Sparaggis and certain Alkeon personnel began managing assets pursuant to investment objectives, policies and strategies substantially similar to that utilized to manage the assets of the Company.

       (h) Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

       (i) Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                                                                      APPENDIX C

                                PRIVACY POLICY OF
                   ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                        OPPENHEIMER ASSET MANAGEMENT INC.
                             OPPENHEIMER & CO. INC.

YOUR PRIVACY IS PROTECTED

              An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

              The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

              Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

              We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

              The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

              Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

              It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

              We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

                          PART C - OTHER INFORMATION

         ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

              (1)  Financial Statements:

                   As Registrant has no assets,financial statements are omitted.

              (2)  Exhibits:

                   (a)  (1)  Certificate  of  Formation  of  Limited   Liability
                             Company. Filed herewith.
                        (2)  Form of Limited Liability Company Agreement.
                   (b)  Not Applicable.
                   (c)  Not Applicable.
                   (d)  SEE Item 24(2)(a)(2).
                   (e)  Not Applicable.
                   (f)  Not Applicable.
                   (g)  Form of Investment Advisory Agreement.*
                   (h)  Form of Placement Agency Agreement.*
                   (i)  Not Applicable.
                   (j)  Form of Custody Agreement.*
                   (k)  (1) Form of Administrative Services Agreement.*
                        (2) Form  of  Administration,  Accounting  and  Investor
                            Services Agreement.*
                   (l)  Not Applicable.
                   (m)  Not Applicable.
                   (n)  Not Applicable.
                   (o)  Not Applicable.
                   (p)  Not Applicable.
                   (q)  Not Applicable.
                   (r)  Code of Ethics.*

* To be filed by amendment.

         ITEM 25. MARKETING ARRANGEMENTS

              Not Applicable.

         ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  Blue Sky Fees and Expenses (including fees
                      of counsel)..................................
                  Transfer Agent fees..............................
                  Accounting fees and expenses.....................
                  Legal fees and expenses..........................
                  Printing and engraving...........................
                  Offering Expenses................................
                  Miscellaneous....................................      ____
                                                                        $


         ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.


         ITEM 28. NUMBER OF HOLDERS OF SECURITIES


         TITLE OF CLASS                          NUMBER OF RECORD HOLDERS
         --------------                          ------------------------

         Limited Liability Company Interests     1 (Registrant  anticipates that
                                                 as  a  result  of  the  initial
                                                 private  offering of  interests
                                                 there  will  be more  than  100
                                                 record    holders    of    such
                                                 interests.)

         ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of Registrant's Form of Limited Liability Company Agreement (the "Company Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with Advantage Advisers Management, L.L.C. (the "Adviser") and Registrant's Managers, will maintains insurance on behalf of any person who is or was a Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

         ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISER, OAM AND ALKEON." Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

         ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser, 200 Park Avenue, New York, New York 10166.

         ITEM 32. MANAGEMENT SERVICES

         Not applicable.

         ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                   ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 12th day of December, 2003.

                               ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C.


                                 By:  /s/ A. Tyson Arnedt
                                      -------------------------------
                                      Name:  A. Tyson Arnedt
                                      Title: Manager

                                    FORM N-2

                   ADVANTAGE ADVISERS TECHNOLOGY FUND, L.L.C.

                                  EXHIBIT INDEX



EXHIBIT NUMBER          DOCUMENT DESCRIPTION
--------------          --------------------

       (a)        (1)   Certificate of Formation of Limited Liability Company
                  (2)   Form of Limited Liability Company Agreement
       (c)              Not Applicable
       (d)              SEE Exhibit (a)(2) above
       (e)              Not Applicable
       (f)              Not Applicable
       (g)              Form of Investment Advisory Agreement*
       (h)              Form of Placement Agency Agreement*
       (i)              Not Applicable
       (j)              Form of Custody Agreement*
       (k)        (1)   Form of Administrative Services Agreement*
                  (2)   Form of Administration, Accounting and Investor Services
                        Agreement*
       (l)              Not Applicable
       (m)              Not Applicable
       (n)              Not Applicable
       (o)              Not Applicable
       (p)              Not Applicable
       (q)              Not Applicable

       * To be filed by amendment.